UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Penn Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

October 18, 2010

Dear Owner of a Variable Annuity Contract or Variable Life Insurance Policy:

Shares of Penn Series Funds, Inc. are held by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). Our records indicate that you have selected as an investment option within that variable contract one or more portfolios (each, a “Fund”) of the Penn Series Funds, Inc. (the “Company”). As such, you are entitled to give Penn Mutual or PIA, the insurance company issuing your variable contract, voting instructions regarding important matters to be voted upon at an upcoming meeting of shareholders of the Company. The Board of Directors (“Board”) of the Company has called a special meeting of shareholders of the Company scheduled for December 15, 2010 at 600 Dresher Road, Horsham, Pennsylvania 19044 at 1:00 p.m. Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask all Company shareholders to consider one or more of the following proposals, each of which is more fully described in the enclosed Proxy Statement:

PROPOSAL		APPLICABLE FUNDS
1.	To elect a Board of Directors of the Company.	All Funds

2A-2B.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and the Company, on behalf of each Fund, that would increase the management fee payable by each Fund to ICMI for its investment advisory services.	Large Core Growth Fund Large Core Value Fund

3A-3H.	To approve an amendment to the investment advisory agreement between ICMI and the Company, on behalf of each Fund, that would remove each Fund’s expense limitation provisions from the investment advisory agreement.	Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Small Cap Value Fund and International Equity Fund

4A-4C.	To approve certain amendments to, reclassifications of or removal of the fundamental policies of the Funds.

Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Equity Fund and REIT Fund

(changes vary across Funds, as described in the Proxy Statement)

After careful consideration, the Board of Directors of the Company recommends that you vote “FOR” each proposal.

We strongly invite your participation by asking you to review the enclosed proxy materials and complete and return your Voting Instructions Card as soon as possible. To cast your vote by mail, simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope. In addition to voting by mail, you may provide voting instructions either by telephone or via the Internet by following the instructions on the Voting Instructions Card. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may revoke a previously submitted Voting Instructions Card by following the instructions in the enclosed proxy materials.

Your vote is very important to us regardless of the number of shares held by your account.

Very truly yours,

Peter M. Sherman President

PENN SERIES FUNDS, INC.

600 DRESHER ROAD

HORSHAM, PENNSYLVANIA 19044

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 15, 2010

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Penn Series Funds, Inc. (the “Company”) will be held at the offices of The Penn Mutual Life Insurance Company (“Penn Mutual”) on December 15, 2010, at 1:00 p.m. (Eastern Time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044. Please call 1-800-523-0650 if you have any questions about attending the Meeting in person. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof.

The specifics of the proposals, which are more fully described in the attached Proxy Statement, are as follows:

PROPOSAL		APPLICABLE FUNDS
1.	To elect a Board of Directors of the Company.	All Funds

2A-2B.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and the Company, on behalf of each Fund, that would increase the management fee payable by each Fund to ICMI for its investment advisory services.	Large Core Growth Fund Large Core Value Fund

3A-3H.	To approve an amendment to the investment advisory agreement between ICMI and the Company, on behalf of each Fund, that would remove each Fund’s expense limitation provisions from the investment advisory agreement.	Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Value Fund, Small Cap Value Fund and International Equity Fund

4A-4C.	To approve certain amendments to, reclassifications of or removal of the fundamental policies of the Funds.

Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Equity Fund and REIT Fund

(changes vary across Funds, as described in the Proxy Statement)

Shares of the portfolios of the Company are held by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). Individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Company and the Funds. Rather, Penn Mutual and PIA and their separate accounts are the shareholders of the Company and the Funds. Shareholders of record of the Company at the close of business on September 30, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, Penn Mutual and PIA will offer to variable contract owners that have allocated their variable contract values to the Company and the Funds as of the Record Date (“Affected Contract Owners”) the opportunity to instruct Penn Mutual and PIA as to how they should vote Company shares held by Penn Mutual and PIA with respect to the proposals to be considered at the Meeting. As a variable contract owner of record at the Record Date, you have the right to instruct Penn Mutual and PIA as to the manner in which the Company’s shares attributable to your variable contract should be voted. Shares for which Penn Mutual and PIA receive no timely voting instructions from Affected Contract Owners will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal. This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

We strongly encourage your participation by asking you to review the enclosed proxy materials and complete and return your Voting Instructions Card as soon as possible. To cast your vote by mail, simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope. In addition to voting by mail, you may provide voting instructions either by telephone or via the Internet by following the instructions on the Voting Instructions Card. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may revoke a previously submitted Voting Instructions Card by following the instructions in the enclosed proxy materials.

All valid and executed Voting Instructions Cards returned in time to be voted at the Meeting will be voted in accordance with the specifications thereon. If you simply sign the Voting Instructions Card without specifying an instruction, the Voting Instructions Card will be voted in accordance with the recommendation of the Company’s Board of Directors with respect to each proposal considered at the Meeting. Your vote is very important to us regardless of the number of shares held by your account.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Proxy Materials for the shareholder meeting to be held on December 15, 2010 are available on the Internet at: www.proxyweb.com.

By Order of the Board of Directors,

Kathleen P. Vandy
Secretary

PROXY STATEMENT

PENN SERIES FUNDS, INC.

600 DRESHER ROAD

HORSHAM, PENNSYLVANIA 19044

Meeting of Shareholders

To be Held on December 15, 2010

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of the Penn Series Funds, Inc. (the “Company”) of voting instructions to be voted at a meeting of shareholders and all adjournments thereof (the “Meeting”), to be held at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania 19044 on December 15, 2010 at 1:00 p.m. Eastern Time. The approximate mailing date of this Proxy Statement and the accompanying Voting Instructions Card is October 18, 2010.

The purpose of the Meeting is to ask all Company shareholders to consider one or more of the proposals set forth below and to transact such other business as may be properly brought before the Meeting. At a Board meeting held on September 23, 2010, the Board unanimously approved and recommended that you vote FOR all of the proposals below. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the proposals.

Shareholders of the Company’s portfolios (each, a “Fund” and, together, the “Funds”) will be asked to consider one or more of the following proposals at the Meeting:

PROPOSALS		APPLICABLE FUNDS
1.	To elect a Board of Directors of the Company.	All Funds (voting together as a single class)

2A-2B.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and the Company, on behalf of each Fund, that would increase the management fee payable by each Fund to ICMI for its investment advisory services.	Large Core Growth Fund Large Core Value Fund (each Fund voting separately)

3A-3H.	To approve an amendment to the investment advisory agreement between ICMI and the Company, on behalf of each Fund, that would remove each Fund’s expense limitation provisions from the investment advisory agreement.	Money Market Fund Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund Small Cap Value Fund International Equity Fund (each Fund voting separately)

4A-4C.

A.     To approve amendments to the fundamental policies of the Funds regarding:

1.      Diversification

2.      Investment in Real Estate

3.      Investment in Commodities

4.      Lending and Making Loans

5.      Borrowing

6.      Underwriting Securities

7.      Senior Securities

8.      Industry Concentration

B.     To approve reclassifications as non-fundamental the fundamental policies of the Funds regarding:

1.      Investment in Equity Securities

2.      Investment in Restricted or Illiquid Securities

3.      Short Sales and Purchase on Margin

4.      Investment in Futures Contracts

C.     To remove the fundamental policies of the Funds regarding:

1.      Investment in Securities of Unseasoned Issuers

2.      Investment in Other Investment Companies

3.      Mortgaging and Pledging of Fund Assets

4.      Investment in the Securities of the Investment Adviser

5.      Principal Transactions with Officers and Directors

6.      Allocation of Brokerage Business to the Investment Adviser

7.      Investment for the Purpose of Control of Portfolio Companies

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Growth Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Mid Core Value Fund

Small Cap Value Fund

Small Cap Growth Fund, International Equity Fund

REIT Fund

(each Fund voting separately)

(changes vary across Funds, as described in the Proxy Statement)

The Company will furnish, without charge, a copy of its most recent Semi-Annual Report and Annual Report to the Affected Contract Owners (as defined below) upon request. Requests should be directed to the Company at: The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, Pennsylvania 19172 or by calling 1-800-523-0650. A copy of the Company’s most recent Semi-Annual Report and Annual Report may also be obtained by visiting Penn Mutual’s website at www.pennmutual.com.

Shareholders of record of the Company at the close of business on September 30, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund of the Company as of the close of business on September 30, 2010.

Fund	Net Assets	Shares Outstanding
Money Market Fund	X	X
Limited Maturity Bond Fund	X	X
Quality Bond Fund	X	X
High Yield Bond Fund	X	X
Flexibly Managed Fund	X	X
Balanced Fund	X	X
Large Growth Stock Fund	X	X
Large Cap Growth Fund	X	X
Large Core Growth Fund	X	X
Large Cap Value Fund	X	X
Large Core Value Fund	X	X
Index 500 Fund	X	X
Mid Cap Growth Fund	X	X
Mid Cap Value Fund	X	X
Mid Core Value Fund	X	X

Fund	Net Assets	Shares Outstanding
SMID Cap Growth Fund	X	X
SMID Cap Value Fund	X	X
Small Cap Growth Fund	X	X
Small Cap Value Fund	X	X
Small Cap Index Fund	X	X
Developed International Index Fund	X	X
International Equity Fund	X	X
Emerging Markets Equity Fund	X	X
REIT Fund	X	X
Aggressive Allocation Fund	X	X
Moderately Aggressive Allocation Fund	X	X
Moderate Allocation Fund	X	X
Moderately Conservative Allocation Fund	X	X
Conservative Allocation Fund	X	X
TOTAL	X	X

Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to which such shares are to be voted at the Meeting. Shares of the Funds are held by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). Penn Mutual and PIA hold shares of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account I, II, and III, Penn Mutual Separate Account E and Penn Mutual Variable Life Account I and PIA Variable Annuity Account I.

Voting Information

To approve Proposal 1, a majority vote of the shares of all Funds of the Company represented at the Meeting, in person or by proxy, is required to elect a nominee a Director of the Company. To approve Proposals 2, 3 and 4, including each sub-proposal thereunder, a “vote of the majority of the outstanding voting securities” of each affected Fund is required. A “vote of the majority of the outstanding voting securities” is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Each proposal, including each sub-proposal thereunder, is independent of the other proposals. Accordingly, shareholder approval or rejection of one proposal (or sub-proposal) has no effect on the other proposals. Accordingly, if any sub-proposal under Proposals 2, 3 or 4 is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the proposed item may be implemented for the Fund that approved the proposed item and will not be implemented for any Fund that did not approve the proposed item.

Individual variable contract owners (“variable contract owners”) are not the “shareholders” of the Company and its Funds. Rather, Penn Mutual and PIA and their separate accounts are the shareholders of the Company and its Funds. In accordance with the 1940 Act, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, Penn Mutual and PIA will offer to variable contract owners that have allocated their variable contract values to the Company and its Funds as of the Record Date (“Affected Contract Owners”) the opportunity to instruct Penn Mutual and PIA as to how they should vote Company shares held by Penn Mutual and PIA with respect to the proposals to be considered at the Meeting. As a variable contract owner of record at the Record Date, you have the right to instruct Penn Mutual and PIA as to the manner in which the Company’s shares attributable to your variable contract should be voted. Penn Mutual and PIA will obtain these instructions by sending you this Proxy Statement, the Notice of Special Meeting and a Voting Instructions Card, and may engage in further solicitations of Affected Contract Owners as described below.

Penn Mutual and PIA will attend the Meeting in person or by proxy and will vote Company shares held by them in accordance with the voting instructions received from their respective Affected Contract Owners. All valid and executed Voting Instructions Cards returned in time to be voted at the Meeting will be voted in accordance with the specifications thereon. If you simply sign the Voting Instructions Card without specifying an instruction, the Voting Instructions Card will be voted in accordance with the recommendation of the Company’s Board of Directors with respect to each proposal considered at the Meeting. Shares for which Penn Mutual and PIA receive no timely voting instructions from Affected Contract Owners will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal. Any shares held by Penn Mutual or PIA in their general accounts also will be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract Owners. This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

If the enclosed Voting Instructions Card is properly executed and returned in time to be voted at the Meeting, Penn Mutual or PIA, as appropriate, will vote the shares represented by the Voting Instructions Card in accordance with the instructions marked thereon. An Affected Contract Owner may revoke a previously submitted Voting Instructions Card at any time prior to Penn Mutual or PIA, as appropriate, voting the shares represented thereby by providing Penn Mutual or PIA, as appropriate, written notice of such revocation, by delivering a duly authorized Voting Instructions Card bearing a later date, or by attending the Meeting in-person and providing voting instructions by Voting Instructions Card at the Meeting, thereby cancelling any voting instructions previously given.

In order to act upon a proposal, a quorum is required to be present at the Meeting. A quorum is constituted by the presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of the Company or a Fund, as appropriate, entitled to vote on the proposal. Because Penn Mutual and PIA are the legal shareholders of more than 50% of the outstanding shares of the Company and each of its Funds, and will vote these shares as described above, the presence of Penn Mutual and PIA at the Meeting, in person or by proxy, will ensure that there will be a quorum at the Meeting with respect to each proposal regardless of how many Affected Contract Holders direct Penn Mutual and PIA to vote on such proposal. For purposes of determining the presence of a quorum at the Meeting, shares represented by abstentions will be counted as present. Shares represented by abstentions will have the same effect as a vote “AGAINST” Proposal 2, Proposal 3 and Proposal 4, including each sub-proposal thereunder. Because shares for which Penn Mutual and PIA receive no voting instructions will be voted by Penn Mutual and PIA “FOR” or “AGAINST” approval of a proposal, or as an abstention, in the same proportion as the shares for which Affected Contact Owners have provided voting instructions to Penn Mutual and PIA with respect to such proposal, there are not expected to be any “broker non-votes.” A “broker non-vote” occurs when a broker holding shares for the beneficial owner does not vote the shares because the broker has not received instructions from the beneficial owner or other person entitled to vote and the broker does not have the discretionary authority to vote the shares.

If a quorum is present but sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present, an adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. As discussed in more detail below, the Company and/or ICMI will bear the costs of any additional solicitation and any adjourned sessions.

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS OF THE COMPANY

At the Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect Eugene Bay, Robert E. Chappell, Charles E. Mather III, Rebecca C. Matthias, Eileen C. McDonnell, David B. Pudlin and M. Donald Wright, each of whom is currently a member of the Board (each, a “Current Director” and, together, the “Current Directors”) and Archie Craig MacKinlay, who is not currently a member of the Board (a “Director Candidate” and, together with the Current Directors, each, a “Nominee” and, together, the “Nominees”). Messrs. Bay, Chappell, Mather, Wright and Pudlin were most recently elected to the Board by a vote of the shareholders on July 22, 2009. Ms. Matthias and Ms. McDonnell were appointed to the Board on September 23, 2010 based on the recommendation of the Company’s Nominating Committee (the “Nominating Committee”), which reviewed and evaluated their experience and qualifications. At its September 23, 2010 meeting, the Board approved the nomination of Mr. MacKinlay to the Company’s Board of Directors based on the Nominating Committee’s review and evaluation of his experience and qualifications and determined to submit such nomination to the shareholders of the Company for their approval. Mr. Chappell, the Chairman of the Board, recommended Mr. MacKinlay and Ms. McDonnell to the Nominating Committee for consideration as potential directors of the Company. Mr. Pudlin recommended Ms. Matthias to the Nominating Committee for consideration as a potential director of the Company.

At a meeting on September 21, 2010, the Nominating Committee (a) considered and evaluated Messrs. Bay, Chappell, Mather, Wright and Pudlin and determined to nominate each of them to be presented to the Board to continue to serve as Directors of the Company; (b) considered and evaluated Messrs. McDonnell and Matthias and determined to nominate each of them to be presented to the Board for appointment to the Board at the Board’s September 23, 2010 Board meeting; and (c) considered and evaluated Mr. MacKinlay and determined to recommend to the Board that his election to the Company’s Board of Directors be submitted to the Company’s shareholders for their approval. On September 23, 2010, the Board approved the nomination of each of the Nominees to serve as a Director of the Company, and determined to recommend to shareholders that they approve the Nominees as Directors of the Company.

Each Nominee has consented to being named in this Proxy Statement and to serving as Director if elected. The Company knows of no reason why any Nominee would be unable or unwilling to serve as Director if elected.

Information Regarding Nominees

The business and affairs of the Company, which includes all of its twenty-nine portfolios, are managed under the direction of its Board of Directors. Six of the Nominees, Mr. Bay, Mr. MacKinlay, Mr. Mather, Ms. Matthias, Mr. Pudlin and Mr. Wright, are not “interested persons” of the Company as defined under the 1940 Act (each, an “Independent Director”). Although Mr. Pudlin is considered an Independent Director, Mr. Pudlin’s wife is an executive officer of PNC Financial Services Group, Inc. (“PNC”). Prior to July 1, 2010, PNC was the parent company of BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing Inc. (“PNC Global”)), the Company’s accounting agent, and PFPC Trust Company (“PFPC”), the Company’s custodian. For fiscal years 2008 and 2009, the fees paid by the Company to PNC Global were $2,791,296 and $2,697,517, respectively. For fiscal years 2008 and 2009, the custodial fees paid by the Company to PFPC were $1,221,926 and $1,732,840, respectively.

Mr. Chappell and Ms. McDonnell are considered “interested persons” of the Company (each, an “Interested Director”). Mr. Chappell is an “interested person” because of his affiliations with Independence Capital Management, Inc. (“ICMI”), the investment adviser to the Company, and Penn Mutual, the parent company of ICMI. Mr. Chappell is a Director of ICMI and is the Chairman of the Board of Directors and Chief Executive Officer of Penn Mutual. Ms. McDonnell is an “interested person” because of her affiliations with Penn Mutual, for which she acts as President.

The Board has concluded that each of the Nominees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. The Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Board has concluded that Dr. Bay should serve as Director because of the experience he has gained in his role as the President of an ecumenical seminary and as a pastor, the experience he has gained in serving as a director of a non-profit foundation, and the experience he has gained serving as Director of the Company since 1993 and serving as Chair of the Company’s Nominating Committee.

The Board has concluded that Mr. Chappell should serve as Director because of the experience he has gained in his roles as the Chairman of the Board and Chief Executive Officer of The Penn Mutual Life Insurance Company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a Director of the Company since 1998.

The Board has concluded that Mr. MacKinlay should serve as Director because of the experience, knowledge and expertise that he has acquired as a professor of finance at the University of Pennsylvania, Wharton School of Business since 1984 and his knowledge of and experience in the financial services industry.

The Board has concluded that Mr. Mather should serve as Director because of the experience he has gained as the President and Chief Executive Officer of an insurance brokerage and consulting firm, his experience serving as the President and Chairman of the Board of Directors of another registered investment company, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a Director of the Company since 2002.

The Board has concluded that Ms. Matthias should serve as Director because of the experience she has gained in her roles as the founder, President, Director and Chief Creative Officer of a publicly traded company, and the experience she has gained as a director of other public companies.

The Board has concluded that Ms. McDonnell should serve as Director because of the experience she has gained as the President, Executive Vice President and Chief Marketing Officer of Penn Mutual, her experience serving as President of another insurance company and her knowledge of and experience in the financial services industry.

The Board has concluded that Mr. Pudlin should serve as Director because of the experience he has gained in his roles as a shareholder and the President and Chief Executive Officer of a large law firm, his experience with and knowledge of public companies and the financial services industry, and the experience he has gained serving as a Director of the Company since 2009.

The Board has concluded that Mr. Wright should serve as Director because of the experience he has gained as founder of a financial planning and consulting firm, his experience in and knowledge of public company accounting and auditing, and the experience he has gained serving as a Director of the Company since 1988 and serving as Chair of the Company’s Audit Committee.

In its periodic assessment of the effectiveness of the Board, the Board and the Nominating Committee consider the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The following information is provided for each Nominee. It includes his or her name, age, position with the Company, length of service with the Company, principal occupation or employment during the past five years, and directorships with other companies that periodically file reports with the Securities and Exchange Commission. The mailing address for each Nominee is Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.

Independent Director Nominees – Current Directors

Name and Age	Position with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen (or to be Overseen) by Nominee	Other Directorships Held by Nominee During the Last Five Years
Eugene Bay (73)	Director	No set term; served since 1993.	Theological Educator, Colgate Rochester Crozer Divinity School (January 2006 - Present). Retired (October 2004 – January 2006).	29	None

Charles E. Mather III (76)	Director	No set term; served since 2002.	Insurance Broker/Consultant, Mather & Co., a division of Bollinger Inc. (November 2006 – Present). Insurance Broker, Mather & Co. (1960 - November 2006).	29	Director, The Finance Company of Pennsylvania (investment company)

Rebecca C. Matthias (57)	Director	No set term; served since September 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982 – September 2010).	29	Director, CSS Industries; Director, Destination Maternity Corporation

David B. Pudlin (61)	Director	No set term; served since 2008.	Attorney, Hangley Aronchick Segal & Pudlin (law firm) (1994 – Present).	29	None

M. Donald Wright (75)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting) (1986 – Present).	29	None

Independent Director Nominees – Director Candidate
Archie C. MacKinlay (55)	Director Candidate	No set term; no prior service.	Professor of Finance, Wharton School, University of Pennsylvania (July 1984 – Present).	29	None

Interested Director Nominees – Current Directors

Name and Age	Position with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen (or to be Overseen) by Nominee	Other Directorships Held by Nominee During the Last Five Years
Robert E. Chappell (66)	Director, Chairman of the Board	No set term; served since 1998.	Chairman of the Board (1997 - Present), Chief Executive Officer (1994 - Present), and President (2008-2010), The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation

Eileen C. McDonnell (48)	Director	No set term; served since September 2010.	President (2010 - Present), Executive Vice President and Chief Marketing Officer (2008-2010), The Penn Mutual Life Insurance Company; Professor (2007-2008), The American College; President (2003-2006), New England Financial (insurance).	29	None

Compensation of Directors

The following table sets forth the compensation paid to the Independent Directors of the Company during the fiscal year ended December 31, 2009. Interested Directors and officers of the Company do not receive compensation from the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company to Directors
Eugene Bay Independent Director	$38,000	N/A	N/A	$38,000
Charles E. Mather III Independent Director	$42,000	N/A	N/A	$42,000
Rebecca C. Matthias Independent Director*	N/A	N/A	N/A	N/A
David B. Pudlin Independent Director	$44,000	N/A	N/A	$44,000
M. Donald Wright Independent Director	$48,000	N/A	N/A	$48,000

*	Appointed to the Board on September 23, 2010.

Beneficial Ownership of Equity Securities of the Company

The following table provides information regarding interests in shares of the Company’s Funds by each Nominee for the Board (by virtue of their owning or having an interest in variable contracts issued by Penn Mutual and PIA). This information is provided as of June 30, 2010.

Name of Nominee	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares (Funds)
Independent Director Nominees
Eugene Bay	None		$0
Archie C. MacKinlay	None		$0
Charles E. Mather III	None		$0
Rebecca C. Matthias	None		$0
David B. Pudlin	None		$0
M. Donald Wright	None		$0
Interested Director Nominees
Robert E. Chappell	Flexibly Managed Fund: Over $100,000 Mid Cap Value Fund: $50,001-$100,000 Small Cap Value Fund: $10,001-$50,000 International Equity Fund: $50,001-$100,000 Emerging Markets Equity Fund: $10,001-$50,000	Over $	100,000
Eileen C. McDonnell	None		$0

Meetings and Standing Committees of the Board of Directors

The Company does not have a policy with respect to the Directors’ attendance at meetings, but as a matter of practice all of the Directors attend the Company’s Board and committee meetings (in person or by telephone) to the extent possible. None of the Directors attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend. There were five meetings of the Board held during the fiscal year ended December 31, 2009.

The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Mather, and Pudlin. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company’s last fiscal year and did not exercise any power of the Board.

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Pudlin and Mather and Ms. Matthias. The Audit Committee is charged with exercising vigilant and informed oversight of the Company’s financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held four meetings during the Company’s last fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and met once during the Company’s last fiscal year.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Board Leadership Structure.

The Chairman of the Board, Robert E. Chappell, is an interested person of the Company as that term is defined in the 1940 Act. The Company does not have a single lead independent Director. The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that, assuming approval of each of the Nominees, the Independent Directors will constitute a super-majority (75%) of the Board, the fact that the chairpersons of the Audit and Nominating Committees of the Board are Independent Directors, the amount of assets under management in the Company, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Directors from Company management.

Board Responsibilities for Overseeing Risk Management.

The management and affairs of the Company and each of the Funds are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Company and each of its Funds. The Board has approved contracts under which certain companies provide essential management services to the Funds. Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the adviser, sub-advisers, and administrator. The Directors are responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Company. Under the overall supervision of the Board and the Audit Committee, the Company or the service providers to the Company employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company’s business (e.g., the adviser and sub-advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the adviser and sub-adviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to a Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the adviser and sub-advisers, the Board meets with the adviser and sub-advisers to review such services. Among other things, the Board regularly considers the adviser’s and sub-adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Board meets regularly with the Company’s Chief Compliance Officer to review and discuss compliance issues and risk assessments. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its service providers, including the adviser, sub-advisers and administrator. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Company’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Company’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Company and the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through the Company’s adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

The Board of Directors recommends that shareholders vote FOR each of the Nominees listed under Proposal 1.

PROPOSALS 2A & 2B

APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN ICMI AND THE COMPANY, ON BEHALF OF EACH OF THE LARGE CORE GROWTH AND LARGE CORE VALUE FUNDS, THAT WOULD INCREASE THE MANAGEMENT FEE PAYABLE BY EACH FUND TO ICMI FOR ITS INVESTMENT ADVISORY SERVICES

Shareholders of each of the Large Core Growth Fund and Large Core Value Fund are being asked to approve an amendment to the investment advisory agreement between ICMI and the Company on behalf of each Fund. (For the avoidance of doubt, any references to “Fund” or “Funds” within this section describing Proposal 2 shall only refer to the Large Core Growth Fund and/or Large Core Value Fund, as applicable.)

The proposed amendment would increase the management fee that each Fund pays to ICMI. ICMI is requesting an increase in its management fee because ICMI believes that the current management fee does not reflect the nature, extent, quality and cost of the services provided by ICMI to the Funds or the resources ICMI dedicates to the Funds.

Reasons for the Proposal

ICMI serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Company dated May 1, 2000 and amended May 1, 2002 and August 22, 2008 (the “Current Agreement”). The sole shareholder of each Fund approved the Current Agreement upon the establishment of each Fund in August 2008. Each Fund operates in what is commonly referred to as a “manager of managers” structure pursuant to the terms of an order received by ICMI and the Company on April 11, 2000 from the Securities and Exchange Commission (the “SEC”). ICMI presently employs one sub-adviser for each Fund (and may retain additional or replacement sub-advisers for one or both of the Funds in the future) to make the day-to-day investment decisions for the Funds and to continuously review, supervise and administer each Fund’s investment program. ICMI oversees the sub-advisers to ensure compliance with each Fund’s investment policies and guidelines and monitors each sub-adviser’s adherence to its investment style. For its services, ICMI receives a management fee from each Fund and pays each sub-adviser out of that fee. As typical in a “manager of managers” structure, the management fee paid to ICMI is set higher than the sub-advisory fees because ICMI compensates the sub-advisers out of the fees it receives from each Fund and also performs additional services for each Fund.

Prior to August 2008, shares of the Company’s portfolios and shares of unaffiliated, third party mutual funds were offered to Penn Mutual and PIA variable annuity and variable life insurance contract holders as investment options. On July 25, 2008, the SEC granted an order permitting Penn Mutual to substitute shares issued by the unaffiliated, third party mutual funds with shares of newly created portfolios of the Company, including the Funds (the “Substitution Order”). On August 28, 2008, the Penn Mutual assets were transferred out of the unaffiliated, third party mutual funds and into the newly created portfolios of the Company, including the Funds. As part of the conditions of the Substitution Order, for a period of two years, the management fees paid by the Funds to ICMI could not be higher than the fees that were paid by the third party mutual funds to their investment advisers during their last fiscal year. This two-year period expired at the end of August 2010.

Upon the establishment of the Funds, ICMI and the Funds’ Board of Directors set the management fees for the Funds at a level that was no higher than the management fee paid by the third party mutual funds to their investment advisers during their last fiscal year. Accordingly, ICMI and the Board did not set the management fees for the Funds in the traditional manner, by establishing a management fee after evaluating the nature, extent, quality and cost of the services provided by ICMI to the Funds, ICMI’s expected revenue with respect to such services and the existence of any economies of scale. In contrast, each Fund’s management fee has been set at a level that was determined by a third party fund adviser and its board of directors based on their evaluation of the adviser’s services and revenues to the third party fund. Further, each Fund’s corresponding third party adviser had substantially greater assets under management than ICMI and each Fund’s corresponding third party mutual fund had a greater amount of assets than the Fund. For example, at the time of the Substitution Order, the Large Core Growth Fund had approximately $211 million in assets under management (currently $110 million) whereas the corresponding third party fund from which the assets were transferred had approximately $8 billion in assets under management. Further, at the time of the Substitution Order, the Large Core Value Fund had approximately $195 million in assets under management (currently $137 million) whereas the corresponding third party fund from which the assets were transferred had approximately $11 billion in assets under management. That is, at the time of the Substitution Order, the third party funds from which assets were transferred into the Funds were approximately 35-55 times larger than the Funds (and 70-80 times larger than the current size of the Funds). Consequently, both third party advisers and the third party mutual funds and their boards of directors were in a better position to take advantage of economies of scale with respect to the funds and the advisers’ services to the funds, to the benefit of the shareholders of the third party funds.

The two-year period required under the Substitution Order expired at the end of August 2010. After evaluating the nature, extent, quality and cost of the services currently provided by ICMI to each Fund, ICMI’s revenue with respect to such services and the existence of any economies of scale with respect to each Fund, ICMI proposed, and the Board, including the Independent Directors, considered and unanimously approved, an amendment to the Current Agreement that would increase the management fee that each Fund pays to ICMI to 0.60% of the average daily net assets of each Fund. Under the Current Agreement, the management fee for the Large Core Growth and Large Core Value Funds is 0.56% and 0.46%, respectively. ICMI believes that the proposed management fees for the Funds would more accurately and fairly compensate ICMI for the high quality of services provided to the Funds and the costs to ICMI of such services. Further, as described below, the new management fees will still be below the management fees paid by comparable mutual funds.

Proposed Increase in Management Fees

ICMI has proposed, and the Board has approved, subject to shareholder approval, an amendment to the Current Agreement that provides for a flat management fee rate for each Fund of 0.60% of the average daily net assets of each Fund (the “Amended Agreement”). Under the Current Agreement, the management fee for the Large Core Growth and Large Core Value Funds is 0.56% and 0.46%, respectively. When compared to data of other retail mutual funds with similar investment objectives and strategies to those of the Funds provided by Lipper Inc. (“Comparable Funds”), the management fee rate currently paid by the Funds is less than the average fee rates paid to managers that provide similar services to Comparable Funds. The Lipper data reflects an average annual management fee rate, as a percentage of average daily net assets, of 0.66% for comparable large-capitalization value funds and 0.69% for comparable large-capitalization growth funds. In addition, the management fees payable to ICMI by the Funds under the Amended Agreement would be comparable to the management fees that are currently paid to ICMI by other funds of the Company with strategies similar to those of the Funds. For example, based on the average daily net assets of each fund, ICMI is currently paid management fees of 0.64% by the Large Growth Stock Fund, 0.55% by the Large Cap Growth Fund and 0.60% by the Large Cap Value Fund. The management fees paid by the Funds under the Amended Agreement would be identical to the fee currently paid by the Large Cap Value Fund and would fall between the fees currently paid by the Large Growth Stock and Large Cap Growth Funds.

As stated above, ICMI currently serves as investment adviser to the following mutual funds, which have investment objectives and strategies similar to the Funds. These funds, their approximate net assets and the annual advisory fees payable by these funds to ICMI are as follows:

Fund Name	Advisory Fee Rate	Net Assets (as of August 31, 2010)
Penn Series Large Cap Growth Fund	0.55%	$28,336,740.02
Penn Series Large Growth Stock Fund	0.64%	$139,240,334.17
Penn Series Large Cap Value Fund	0.60%	$141,315,244.78

If shareholders of each Fund approve Proposals 2A and 2B, respectively, each Fund’s new management fee would still be below the average fee rates paid to managers that provide similar services to Comparable Funds.

Description of the Current and Amended Agreements

The Current and Amended Agreements are identical except for the differences in the date of execution, date of effectiveness, the fee rates payable by each Fund to ICMI and the removal of certain funds’ expense limitation arrangements, which is also being submitted to Company shareholders for approval under Proposal 3 of this Proxy Statement. The Current Agreement is included in Exhibit B to this Proxy Statement. A form of the proposed Amended Agreement is included as Exhibit C to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit B and Exhibit C.

Duties under the Current and Amended Agreements. Under both the Current and Amended Agreements, subject to the control of the Directors, and at its own expense, ICMI is authorized to manage the investment and reinvestment of the assets of the Funds or to hire one or more sub-advisers to carry out the investment program of the Funds. ICMI continuously reviews, supervises and administers the investment program of the Funds.

Duration and Termination. Like the Current Agreement, the Amended Agreement will continue to run for annual terms for the same period as it has historically with respect to each Fund, so long as such continuance is specifically approved at least annually: (i) by the vote of a majority of those Directors of the Company who are not parties to the Amended Agreement or “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors or by vote of a majority of the outstanding voting securities of the Fund.

Like the Current Agreement, the Amended Agreement, with respect to each Fund, would terminate automatically upon its assignment. Additionally, like the Current Agreement, the Amended Agreement, with respect to each Fund, is terminable (i) at any time without penalty upon sixty (60) days’ prior written notice from the Company to ICMI or upon ninety (90) days’ prior written notice from ICMI to the Company.

Limitation on Liability. Like the Current Agreement, the Amended Agreement provides that ICMI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Amended Agreement relates, except an error, mistake or loss resulting from willful misfeasance, bad faith or negligence or misconduct in the performance of its, his or her duties of behalf of the Company or constituting or resulting from a failure to comply with any term of the Amended Agreement.

Compensation. Under the Amended Agreement, ICMI would receive a flat management fee from each Fund that is calculated daily and paid monthly at an annual rate of 0.60% of the average daily net assets of each Fund. Under the Current Agreement, the management fee for the Large Core Growth and Large Core Value Funds is 0.56% and 0.46%, respectively.

The table below shows, for the fiscal year ended December 31, 2009, the dollar amount of management fees paid by each Fund to ICMI under the Current Agreement, the dollar amount of management fees that would have been paid by each Fund to ICMI had the Amended Agreement been in effect during that fiscal year and the percentage difference:

Fund Name	Current Agreement	Amended Agreement	Percentage Difference
Large Core Growth Fund	$609,047	$652,550	7.1%
Large Core Value Fund	$576,731	$752,258	30.4%

Information on Fund Fees and Expenses

For each Fund, two types of tables are set forth below: a fee table and an expense example. These tables will help you understand the impact of the Proposal on each Fund’s total annual operating expenses. The fee table compares each Fund’s expenses for the fiscal year ended December 31, 2009 to the Fund’s pro forma expenses, assuming the Proposal had been approved by the Fund’s shareholders at the beginning of that fiscal year. The information in the fee tables and the expense examples does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

The expense examples show the cost of investing in the Funds. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that you earn a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumption your costs would be:

Large Core Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.56%	0.60%
Distribution (12b-1) Fees	None	None
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	0.86%	0.90%

Example

	1 Year	3 Years	5 Years	10 Years
Large Core Growth Fund (Current Expenses)	$88	$274	$477	$1,061
Large Core Growth Fund (Pro Forma Expenses)	$92	$287	$498	$1,108

Large Core Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current Expenses	Pro Forma Expenses
Investment Advisory Fees	0.46%	0.60%
Distribution (12b-1) Fees	None	None
Other Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%[1]	0.90%[1]

[1]

The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the Fund’s prospectus (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the other investment companies.

Example

	1 Year	3 Years	5 Years	10 Years
Large Core Value Fund (Current Expenses)	$78	$243	$422	$942
Large Core Value Fund (Pro Forma Expenses)	$92	$287	$498	$1,108

Matters Considered by the Board

At a meeting held on September 23, 2010 (the “Board Meeting”), the Board, including the Independent Directors, considered and unanimously approved the Amended Agreement, which provides for an increase in the management fee rate paid by each Fund to ICMI.

In considering whether to approve the Amended Agreement, the Board considered and discussed a substantial amount of information and analysis provided by ICMI. ICMI explained the specific reasons for its recommendation. ICMI also explained that the Proposal would need to be approved by each Fund’s shareholders, which would involve the preparation and delivery of a proxy statement, a proxy solicitation and a special shareholders’ meeting, and stated that ICMI would bear the expenses associated with these activities. The Board also considered detailed information regarding fees and expenses of other Comparable Funds. The Board had the opportunity to request additional information in connection with its considerations and to discuss this information with ICMI personnel, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the Proposal.

At the Board Meeting, the Independent Directors discussed the Proposal in detail. During the Board Meeting, the Board, including the Independent Directors, determined that the basis for the Board’s approval of the Amended Agreement would be the same as the basis for its May 2010 annual renewal of the Current Agreement, subject to the new consideration of the proposed higher management fee rate.

In connection with its evaluation of the Current Agreement and Amended Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s personnel, experience, track record and compliance program. The Directors found the level of ICMI’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the Funds supported renewal of the Current Agreement and approval of the Amended Agreement.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Current Agreement and approve the Amended Agreement. Specifically, the Directors considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of each peer group and selection criteria. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for the Funds. The Directors found Fund performance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Current Agreement and approval of the Amended Agreement.

Fund Expenses. With respect to the Funds’ expenses, the Directors considered the rate of compensation called for by the Amended Agreement and the Funds’ net operating expense ratios in comparison to those of other Comparable Funds. The Directors also considered information about average expense ratios of Comparable Funds. The Directors further considered the fact that the comparative management fee analysis showed that each Fund’s fees would be below those of Comparable Funds. Finally, the Directors considered the effects of expense limitation arrangements to prevent each Fund’s total operating expenses from exceeding a specified cap and that ICMI’s affiliates, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval of the Amended Agreement.

Profitability. With regard to profitability, the Directors considered all compensation flowing to ICMI and its affiliates, directly or indirectly. The Directors considered whether the varied levels of compensation and profitability under the Amended Agreement and other service agreements were reasonable and justified in light of the quality of all services to be rendered to the Funds by ICMI and its affiliates. The Directors found that expected profitability was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the expected profitability of ICMI is reasonable and supported approval of the Amended Agreement.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those would continue to be passed along to the Funds’ shareholders through the new management fee or other means, including any fee waivers by ICMI and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefits from economies of scale.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Amended Agreement. The Board concluded, in the exercise of its reasonable judgment that the proposed management fee rate under the Amended Agreement is fair and reasonable in relation to the services provided to each Fund and that approval of the Amended Agreement would be in the best interests of each Fund and its shareholders.

If the Proposal is approved by shareholders, it is anticipated that the Amended Agreement will take effect promptly after such approval.

The Board of Directors recommends that the shareholders of each of the Large Core Growth Fund and Large Core Value Fund vote FOR the approval of Proposals 2A and 2B, respectively.

PROPOSALS 3A THROUGH 3H

APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN ICMI AND THE COMPANY, ON BEHALF OF EACH FUND, THAT WOULD REMOVE EACH FUND’S EXPENSE LIMITATION PROVISIONS FROM THE INVESTMENT ADVISORY AGREEMENT.

For the avoidance of doubt, any references to “Fund” or “Funds” within this section describing Proposal 3 (each Sub-Proposal of which refers to each Fund individually) shall refer only to the Money Market, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Small Cap Value and/or International Equity Funds, as applicable.

The fees paid by shareholders of the Funds include the management fee and other operating expenses. The Investment Advisory Agreement between ICMI and the Company, on behalf of each Fund, contains expense limitation provisions whereby ICMI has contractually agreed to limit the total level of Fund fees and expenses paid by shareholders (the “Expense Limit”). Shareholders of each of the Funds are being asked to approve an amendment to the Investment Advisory Agreement that would remove each Fund’s expense limitation provisions from the Investment Advisory Agreement. If the amendment to the Investment Advisory Agreement is approved, each Fund’s expense limitation provisions would be transferred, without any increase in any Fund’s Expense Limit, to a separate expense limitation agreement entered into among the Company, on behalf of the Funds, ICMI and Penn Mutual, the Funds’ administrator (the “Expense Limitation Agreement”).

Reasons for the Proposal

The Company current consists of twenty-nine portfolios. The expense limitation arrangements for the Funds (8 funds in total) are currently included in the Funds’ Investment Advisory Agreement, which is subject to shareholder approval. The expense limitation arrangements for thirteen of the Company’s other portfolios are currently included in the Expense Limitation Agreement, which is not subject to shareholder approval. The expense limitation arrangements for the other eight of the Company’s portfolios are currently included in the Company’s Administration Agreement with Penn Mutual, which is not subject to shareholder approval. ICMI’s, Penn Mutual’s and the Company’s ultimate goal is to consolidate all of the expense limitation arrangements for the Company’s portfolios into one agreement, the Expense Limitation Agreement, which will not be subject to shareholder approval. To accomplish this goal, the Funds must first obtain shareholder approval of an amendment to the Investment Advisory Agreement that would remove each Fund’s expense limitation provisions from the Investment Advisory Agreement, which would allow for the provisions to then be transferred to the Expense Limitation Agreement. If shareholder approval is obtained, the expense limitation arrangements currently included in the Company’s Administration Agreement with Penn Mutual will also be transferred to the Expense Limitation Agreement, resulting in one consolidated agreement among the Company, ICMI and Penn Mutual that contains all of the expense limitation arrangements for the Company’s portfolios. The Company believes administrative efficiencies will be obtained by having one consolidated expense limitation agreement, which is subject to Board approval, instead of continuing to manage three separate expense limitation agreements, two of which are subject to Board approval and one of which is subject to shareholder approval.

If the amendment to the Investment Advisory Agreement is approved, each Fund’s expense limitation provisions would be transferred to the Expense Limitation Agreement. Each Fund’s Expense Limit will not increase as a result of the transfer of the Funds’ expense limitation provisions from the Investment Advisory Agreement to the Expense Limitation Agreement. In addition, Penn Mutual and ICMI have no current intention to increase the Funds’ Expense Limits. Further, as shown in the chart below, each Fund’s current total annual operating expenses are either at or below the Fund’s Expense Limit. As a result, there will be no current economic impact on Fund shareholders if the Proposal is approved.

As stated above, the Expense Limitation Agreement will not be subject to shareholder approval. This means that amendments can be made to the Expense Limitation Agreement without shareholder approval. Although amendments can be made to the Expense Limitation Agreement without shareholder approval, the Funds’ Board of Directors will retain control over the Funds’ expense limitation arrangements pursuant to the terms of the Expense Limitation Agreement. This is because the Expense Limitation Agreement provides that any amendment to the Expense Limitation Agreement recommended by ICMI and Penn Mutual that has the effect of increasing a Fund’s Expense

Limit would have to be approved by a majority of the Board, including a majority of the Company’s Independent Directors. Although not currently contemplated, any futures changes to the Funds’ expense limitation arrangements would also be disclosed to shareholders in the Company’s prospectus.

The Company believes that transferring the Funds’ expense limitation arrangements from the Investment Advisory Agreement to the Expense Limitation Agreement will provide the Company with a higher degree of efficiency with respect to managing the Funds’ expense limitation arrangements because the Company would have greater flexibility to respond to changes in current market conditions and other factors affecting the Funds’ current operating expenses. Further, transferring the Funds’ expense limitation arrangements to the Expense Limitation Agreement will eliminate the need for costly shareholder meetings in the future on this matter.

The expense limitation arrangements for the Funds are currently included on Schedule C to the Funds’ Investment Advisory Agreement, which is attached hereto as Exhibit B. If the Proposal is approved by shareholders, Schedule C to the Funds’ Investment Advisory Agreement will be deleted in its entirety via an amendment to the Investment Advisory Agreement, which is attached hereto as Exhibit C. If the Proposal is approved by shareholders, the Company will transfer the Funds’ expense limitation arrangements from the Investment Advisory Agreement to the Expense Limitation Agreement. A copy of the Expense Limitation Agreement, which assumes approval of the Proposal by each Fund’s shareholders, is attached hereto as Exhibit D.

Comparison of Each Fund’s Expense Limitation Provisions

Under the Investment Advisory Agreement and the Expense Limitation Agreement

The table below compares each Fund’s expense limitation provisions in the Investment Advisory Agreement to those that will be included in the Expense Limitation Agreement. The second table compares each Fund’s total annual fund operating expenses as of June 30, 2010 to each Fund’s Expense Limit. As shown by the tables below, each Fund’s Expense Limit will not increase as a result of the transfer of the Funds’ expense limitation provisions from the Investment Advisory Agreement to the Expense Limitation Agreement. Further, each Fund’s total annual operating expenses are either at or below the Fund’s Expense Limit. In addition, Penn Mutual and ICMI have no current intention to increase the Funds’ Expense Limits. Therefore, there will be no immediate economic impact on Fund shareholders if the Proposal is approved.

Name of Fund	Expense Limit (as a % of the average daily net assets of the Fund)		Terms of the Expense Limit
	Investment Advisory Agreement	Expense Limitation Agreement	Investment Advisory Agreement	Expense Limitation Agreement
Money Market Fund	0.80%	0.80%	ICMI waives the first 0.10% over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers.
Quality Bond Fund	0.90%	0.90%	ICMI waives the first 0.10% over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers
High Yield Bond Fund	0.90%	0.90%	Equal split between ICMI and Penn Mutual of all expenses over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers
Flexibly Managed Fund	1.00%	1.00%	Equal split between ICMI and Penn Mutual of all expenses over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers
Large Growth Stock Fund	1.00%	1.00%	ICMI waives the first 0.10% over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers

Name of Fund	Expense Limit (as a % of the average daily net assets of the Fund)		Terms of the Expense Limit
	Investment Advisory Agreement	Expense Limitation Agreement	Investment Advisory Agreement	Expense Limitation Agreement
Large Cap Value Fund	1.00%	1.00%	ICMI waives the first 0.10% over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers
Small Cap Value Fund	1.15%	1.15%	ICMI waives the first 0.10% over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers
International Equity Fund	1.50%	1.50%	ICMI waives the first 0.10% over the Expense Limit	Penn Mutual and/or ICMI are responsible for all fee waivers

Name of Fund	Total Annual Fund Operating Expenses	Expense Limit
	(as a % of the average daily net assets of the Fund as of June 30, 2010)	Investment Advisory Agreement	Expense Limitation Agreement
Money Market Fund	0.48%	0.80%	0.80%
Quality Bond Fund	0.58%	0.90%	0.90%
High Yield Bond Fund	0.85%	0.90%	0.90%
Flexibly Managed Fund	0.84%	1.00%	1.00%
Large Growth Stock Fund	0.95%	1.00%	1.00%
Large Cap Value Fund	0.89%	1.00%	1.00%
Small Cap Value Fund	1.15%	1.15%	1.15%
International Equity Fund	1.27%	1.50%	1.50%

As shown in the first table above, under the Investment Advisory Agreement, ICMI and Penn Mutual have varying responsibilities for the Funds’ expense limitation arrangements. With respect to each of the Money Market, Quality Bond, Large Growth Stock, Large Cap Value, Small Cap Value and International Equity Funds, to the extent that a Fund’s total expenses for a fiscal year exceed the expense limitation for the Fund, ICMI is responsible for waiving the first 0.10% of fees in excess of such limit and Penn Mutual, pursuant to the terms of its Administration Agreement with the Company, is responsible for waiving any fees thereafter. Further, with respect to each of the High Yield Bond and Flexibly Managed Funds, to the extent that a Fund’s total expenses for a fiscal year exceed the expense limitation for the Fund, ICMI and Penn Mutual, pursuant to the terms of its Administration Agreement with the Company, are jointly responsible for any fees waived. In each case, a Fund’s Expense Limit under the Investment Advisory Agreement excludes interest, taxes, brokerage expenses, expenses of pooled investment vehicles that are held by the Fund, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses.

As shown in the first table above, under the Expense Limitation Agreement, Penn Mutual and/or ICMI will have responsibility to maintain the Funds’ expense limitation arrangements. In each case, a Fund’s Expense Limit under the Expense Limitation Agreement excludes nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Under the Expense Limitation Agreement, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund’s preceding three fiscal years. Penn Mutual and/or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation. Under the Investment Advisory Agreement, the Funds currently have a similar obligation to reimburse ICMI for previously waived fees, but the Funds are only required to reimburse ICMI for amounts previously waived or reimbursed by ICMI during the current fiscal year.

Matters Considered by the Board

At a meeting held on September 23, 2010, the Board, including the Independent Directors, considered and unanimously approved (i) an amendment to the Investment Advisory Agreement that would remove each Fund’s expense limitation provisions from the Investment Advisory Agreement; and (ii) an Expense Limitation Agreement between ICMI, Penn Mutual and the Company that includes the Funds’ expense limitation provisions previously included in the Investment Advisory Agreement, without any increase in each Fund’s Expense Limit. In reaching its determination, the Board, including the Independent Directors, considered all factors they believed relevant. In particular, the Directors considered the following information when evaluating the amendment to the Investment Advisory Agreement:

•	ICMI’s, Penn Mutual’s and the Company’s ultimate goal of consolidating all of the expense limitation arrangements for the Company’s portfolios into one agreement;

•

the administrative inefficiencies in trying to continue to manage three separate expense limitation agreements, two of which are subject to Board approval and one of which is subject to shareholder approval;

•

although amendments can be made to the Expense Limitation Agreement without shareholder approval, the Funds’ Board of Directors will retain control over the Funds’ expense limitation arrangements pursuant to the terms of the Expense Limitation Agreement;

•

transferring the Funds’ expense limitation arrangements to the Expense Limitation Agreement will eliminate the need for costly shareholder meetings in the future and would provide the Company greater flexibility to respond to changes in current market conditions and other factors affecting the Funds’ current operating expenses;

•	each Fund’s Expense Limit will not increase as a result of the transfer of the Funds’ expense limitation provisions from the Investment Advisory Agreement to the Expense Limitation Agreement;

•	each Fund’s total annual operating expenses are either at or below the Fund’s Expense Limit;

•	Penn Mutual and ICMI have no current intention to increase the Funds’ Expense Limits; and

•	there will be no immediate economic impact on Fund shareholders if the Proposal is approved.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the amendment to the Investment Advisory Agreement based on its determination that approval of the amendment was in the best interest of the Funds and their shareholders.

The Board of Directors recommends that the shareholders of the Money Market, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Small Cap Value and International Equity Funds vote FOR the approval of Proposals 3A through 3H, respectively.

PROPOSALS 4A THROUGH 4C

APPROVAL OF CERTAIN AMENDMENTS TO, RECLASSIFICATIONS OF OR REMOVAL OF THE FUNDAMENTAL POLICIES OF THE FUNDS

Proposals 4A through 4C apply to one or more of the following Funds: Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, Small Cap Value Fund, Small Cap Growth Fund, International Equity Fund and REIT Fund.

Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information. The Funds generally classify their policies as either “fundamental” or “non-fundamental.” A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of the Board. The 1940 Act requires the Funds to classify only certain policies as fundamental. With this Proposal, the Funds seek to modernize their fundamental policies by either amending the policies to align with market standards and reclassify or eliminate those policies that the 1940 Act does not require to be fundamental as non-fundamental policies.

Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. In addition, new types of instruments have been developed, in which the Funds may not be permitted to invest because of their outdated fundamental policies.

Recently, ICMI performed a comprehensive review of the Funds’ fundamental policies. Based on the recommendations of ICMI, the Board has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and eliminate or reclassify certain fundamental policies that are not required to be fundamental as non-fundamental policies.

Approval of these changes by shareholders would allow ICMI and the Funds’ sub-advisers greater flexibility to respond to a changing investment environment subject to the Board’s supervision and consistent with legal requirements. The Board of Directors also believes that the proposed changes will enhance ICMI’s and the Funds’ sub-advisers’, as applicable, ability to manage the Funds’ investment portfolios by increasing the Funds’ investment opportunities.

In some cases the Board recommends that fundamental policies be amended or eliminated completely. In other cases, the Board recommends amending or reclassifying fundamental policies as non-fundamental policies. Once converted to non-fundamental, a Fund’s policies may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Fund’s prospectus or statement of additional information, if required.

For each Fund, if the Proposal is not approved by a vote of shareholders, the current policy as applied to the Fund will remain unchanged. Each Fund’s investment objective, as distinguished from its investment policies, will not be changed.

Each proposed change to a Fund’s fundamental policies recommended by the Board is discussed in detail below. In order to help you understand the proposed changes, we have attached Exhibit E at the end of this Proxy Statement, which shows the proposed changes to each of the Funds’ fundamental policies.

PROPOSALS 4A-1 THROUGH 4A-7: APPROVAL OF AMENDMENTS TO THE FUNDAMENTAL POLICIES OF THE FUNDS

4A-1. Amending Language to Fundamental Policy Regarding Diversification.

The chart below describes each applicable Fund’s proposed fundamental policy regarding diversification.

Fund	Proposed Fundamental Policy
Money Market Fund	The Fund may not purchase the securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

Limited Maturity Bond Fund

Quality Bond Fund

Large Cap Growth Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Mid Core Value Fund

International Equity Fund

REIT Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Small Cap Growth Fund

Small Cap Value Fund

Each Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund

Analysis of Proposed Changes.

The 1940 Act requires a diversified mutual fund to adopt a fundamental policy regarding diversification. Each of the Funds listed above is a diversified mutual fund. This proposal does not seek to change the Funds’ status as diversified mutual funds, and each Fund will continue to comply with the diversification requirements applicable to diversified mutual funds under the 1940 Act. To this end, if this proposal is approved by a Fund’s shareholders, each Fund will adopt the applicable fundamental investment policy set forth in the table above.

Approval of this proposal would simply amend each Fund’s diversification policy so that it would provide the Funds with the maximum flexibility allowed for diversified mutual funds under the 1940 Act. With respect to the Money Market Fund, the proposal would also allow the Fund to invest up to 25% of its total assets in one security for up to three business days, which is specifically permitted by Rule 2a-7 under the 1940 Act, which is the rule that governs money market mutual funds. With respect to the Limited Maturity Bond, Quality Bond, High Yield, Flexibly Managed, Large Cap Growth, Large Growth Stock, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, International Equity and REIT Funds, the primary difference between each Fund’s current and proposed diversification policy is that the proposed policy exempts the Funds’ investments in securities of other investment companies from the diversification test, which is specifically permitted for diversified mutual funds under the 1940 Act. With respect to the Small Cap Growth and Small Cap Value Funds, the material difference between each Fund’s current and proposed diversification policy is that under the proposed policy the 10% limitation on owning an issuer’s outstanding voting securities is applied to the Fund’s investments in such issuer. Under these Funds’ current diversification policy, the 10% limitation is applied to all of the Company’s portfolios’ investments in such issuer. This limitation is unduly restrictive, difficult to administer, and not required by the 1940 Act.

The Board believes that the adoption of the new fundamental diversification policy is in the best interests of the Funds and their shareholders because it would limit the Funds only as required by the 1940 Act, thereby improving their ability to remain competitive. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. If the Proposal is approved, the new fundamental diversification limitation may not be changed without a vote of shareholders of each Fund. Adoption of the proposed limitation regarding diversification is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

4A-2. Amending Language to Fundamental Policy Regarding Investments in Real Estate.

The chart below describes each applicable Fund’s proposed fundamental policy regarding investments in real estate.

Applicable Funds	Proposed Fundamental Policy
Money Market Fund Large Cap Value Fund International Equity Fund	Each Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

Analysis of Proposed Changes.

Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding investment in real estate. It is the SEC staff’s position that an interest in real estate includes securities (other than marketable securities) of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, but does not include securities of companies whose investments in real estate are incidental to another business. The 1940 Act does not restrict investment in marketable securities of issuers who invest in real estate (e.g., real estate investment trusts (REITs)). Each of the Funds’ current and proposed fundamental policies prohibits direct investment in real estate. Consistent with the SEC staff’s position regarding investments in real estate, each Fund’s proposed fundamental policy will permit the Funds to invest in marketable securities of companies that are engaged in the real estate business, including REITs.

The Board believes that the adoption of the new fundamental real estate policy is in the best interests of the Funds and their shareholders because the new investment policy would limit the Funds only as required by the 1940 Act, thereby improving their ability to remain competitive and allowing for more flexibility with respect to their permitted investments. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. If the Proposal is approved, the new fundamental real estate policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental real estate policy is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

4A-3. Amending Language to Fundamental Policy Regarding Investments in Commodities.

The chart below describes each applicable Fund’s proposed fundamental policy regarding buying or selling of commodities or commodity contracts.

Applicable Funds	Proposed Fundamental Policy

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

International Equity Fund

REIT Fund

Each Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing securities of companies that deal in physical commodities or interests therein ).

Analysis of Proposed Changes.

The 1940 Act requires all funds to adopt a fundamental policy regarding investments in commodities. The proposed fundamental policy would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting. The Board believes that the adoption of the new fundamental policy will benefit the Funds and their shareholders by increasing ICMI’s and the sub-advisers’ flexibility in managing the assets of each Fund. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. If the Proposal is approved, the new fundamental commodities policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental commodities policy is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

4A-4. Amending Language to Fundamental Policy Regarding Lending and Making Loans.

The chart below describes each applicable Fund’s proposed fundamental policy regarding lending and making loans.

Applicable Funds	Proposed Fundamental Policy

Money Market Fund

Large Growth Stock Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

International Equity Fund

Limited Maturity Bond Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Index 500 Fund

Mid Cap Value Fund

Mid Core Value Fund

REIT Fund

Each Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations maybe amended or interpreted from time to time.

Analysis of Proposed Changes.

The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present. Approval of this Proposal would allow the Funds to lend to the extent permitted by current law by replacing the Funds’ current fundamental policies regarding lending with a more flexible, standard fundamental policy. The Board believes that this fundamental lending policy is in the best interests of the Funds and their shareholders because it would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. If the Proposal is approved, the new fundamental lending policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental lending policy is not expected to have any immediate effect on the way the Funds are managed, the Funds’ current lending practices, the investment performance of the Funds, or the instruments in which they invest.

The Board has also approved a new non-fundamental lending policy for the Funds, which reflects the current lending practices permitted by the 1940 Act. The Board of Directors would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should shareholders approve this Proposal, the following non-fundamental policy would take effect for each Fund:

New Non-Fundamental Policy. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4A-5. Amending Language to Fundamental Policy Regarding Borrowing.

The chart below describes each applicable Fund’s proposed fundamental policy regarding borrowing.

Applicable Funds	Proposed Fundamental Policy
Money Market Fund Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund Small Cap Growth Fund Small Cap Value Fund International Equity Fund	Each Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

Analysis of Proposed Changes.

The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits each Fund’s ability to borrow more than one-half of the value of its total assets (including the amount borrowed). Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds. The Funds seek to amend their current fundamental policies so that they reflect the current borrowing practices permissible under the 1940 Act. The Board believes that this fundamental borrowing policy is in the best interests of the Funds and their shareholders because it would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. If the Proposal is approved, the new fundamental borrowing policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental borrowing policy is not expected to have any immediate effect on the way the Funds are managed, the Funds’ current borrowing practices, the investment performance of the Funds, or the instruments in which they invest.

The Board has also approved a new non-fundamental borrowing policy for the Funds, which reflects the current borrowing practices permitted by the 1940 Act. The Board of Directors would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should shareholders approve this Proposal, the following non-fundamental policy would take effect for each Fund:

New Non-Fundamental Policy. The Fund may not borrow money, except that each Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

4A-6. Amending Language to Fundamental Policy Regarding Underwriting.

The chart below describes each applicable Fund’s proposed fundamental policy regarding underwriting.

Applicable Funds	Proposed Fundamental Policy

Limited Maturity Bond Fund

Large Cap Growth Fund

Index 500 Fund

Mid Cap Value Fund

Mid Cap Growth Fund

Mid Core Value Fund

REIT Fund

Money Market Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

International Equity Fund

Large Growth Stock Fund

Each Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

Analysis of Proposed Changes.

Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that the Funds should not engage in the business of underwriting securities. While the Funds’ current fundamental policy has not affected the Funds’ activities or investments in the past, the proposed fundamental policy could provide more investment flexibility in the future. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. Accordingly, the Board believes that the adoption of the new fundamental policy is in the best interests of the Funds and their shareholders. If the Proposal is approved, the new fundamental underwriting policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental underwriting policy is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

4A-7. Amending Language to Fundamental Policy Regarding Senior Securities.

The chart below describes each applicable Fund’s proposed fundamental policy regarding senior securities.

Applicable Funds	Proposed Fundamental Policy

Money Market Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

International Equity Fund

Limited Maturity Bond Fund

Large Cap Growth Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Mid Core Value Fund

REIT Fund

Small Cap Growth Fund

Small Cap Value Fund

Each Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

Analysis of Proposed Changes.

The 1940 Act currently prohibits all mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities. Approval of this Proposal would permit each Fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. Since the Funds adopted their current fundamental policies, the SEC staff’s interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. For example, the SEC staff’s current interpretation is that the purchase of securities on margin, the making of certain short sales, and the writing of puts and calls do not necessarily involve the creation of senior securities if certain conditions are satisfied. The Board believes that the adoption of the new fundamental policy will benefit the Funds and their shareholders by increasing ICMI’s and the sub-advisers’ flexibility in managing the assets of the Funds. In addition, adopting the proposed fundamental policy would allow for uniformity across the Funds. If the Proposal is approved, the new fundamental senior securities policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental senior securities policy is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

4A-8. Amending Language to Fundamental Policy Regarding Industry Concentration.

The chart below describes each applicable Fund’s proposed fundamental policy regarding industry concentration.

Applicable Fund	Proposed Fundamental Policy
Index 500 Fund	The Fund may not purchase securities of any issuer if, as a result, more than twenty- five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and tax-exempt obligations of state or municipal governments and their political subdivisions securities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset backed securities will be classified according to the underlying assets securing such securities; and (vi) the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries.

Quality Bond Fund Limited Maturity Bond Fund	Each Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) each Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

Analysis of Proposed Changes.

The 1940 Act generally requires all funds to adopt a fundamental policy regarding concentration of investments in securities of issuers in particular industries. It is currently the position of the SEC staff that if 25% or more of the value of a fund’s assets are invested in one industry, that fund’s investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. In addition, the SEC staff permits index funds (i.e., funds designed to track the performance of a particular market index) to reserve the freedom of action to concentrate its investments when such freedom of action is limited to only those circumstances when the index the fund is designed to track also concentrates in the securities of a particular industry or group of industries. In addition, mutual funds are permitted to determine their own industry classifications for purposes of their industry concentration policies, provided that such classifications are reasonable and not so broad that the primary economic characteristics of the companies in the classification are materially different.

The only substantive difference between the current and proposed fundamental concentration policy for the Index 500 Fund is that under the proposed policy the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track (i.e., the S&P 500 Index) concentrates in the securities of a particular industry or group of industries. While the Index 500 Fund’s current fundamental policy has not affected the Fund’s investments in the past, the proposed fundamental policy could provide more investment flexibility in the future by permitting the Fund to concentrate its investments to the same extent as the S&P 500 Index. This flexibility is designed to allow the Fund to better track its benchmark index if the index concentrates in the securities of a particular industry or group of industries. The Board believes that the adoption of the new fundamental policy will benefit the Index 500 Fund and its shareholders by increasing ICMI’s and the sub-advisers’ flexibility in managing the assets of the Fund.

When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will, as a matter of fundamental policy, concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in ICMI’s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund’s investment objective. For purposes of the Quality Bond Fund’s concentration policy, domination exists with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody’s or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. The Quality Bond Fund adopted this fundamental policy many years ago based on the then-current attributes of the market for corporate debt securities. At such time, ICMI believed the adoption of this fundamental concentration policy would provide the Fund with the flexibility necessary to help achieve the Fund’s investment objective by allowing the Fund to concentrate its investments in corporate debt securities in a given industry if securities of such industry were dominant in the Fund’s universe of potential investment securities. Presently, ICMI does not believe this additional flexibility is necessary for the Fund given the current state of the corporate debt securities market. Accordingly, the Quality Bond Fund is seeking to adopt the proposed fundamental policy, which would limit the Fund’s investments in any one industry to less than 25% of the value of the Fund’s assets, except as otherwise permitted by the 1940 Act and the interpretations thereunder. In addition, for the avoidance of doubt, the Quality Bond Fund has incorporated into its proposed fundamental policy the common industry practice for mutual funds to determine the industry classification of asset-backed securities based upon an evaluation of the underlying assets securing such securities. The Board believes that the adoption of the new fundamental policy is in the best interest of the Quality Bond Fund and its shareholders.

The primary purpose for the change in the Limited Maturity Bond Fund’s fundamental concentration policy is to better align the Fund’s concentration policy with those of the Company’s other fixed income portfolios and to modernize the policy. Under the proposed fundamental policy, the Fund’s investments in any one industry will continue to be limited to less than 25% of the value of the Fund’s assets, except as otherwise permitted by the 1940 Act and the interpretations thereunder. Similar to the Quality Bond Fund above, the Fund’s proposed fundamental policy permits the Fund to determine the industry classification of asset-backed securities based upon an evaluation of the underlying assets securing such securities. ICMI has determined that it is no longer necessary for the Fund’s concentration policy to divide utility companies and financial services companies according to their services. Accordingly, this has been removed from the Fund’s proposed fundamental policy. The Board believes that the adoption of the new fundamental policy is in the best interest of the Limited Maturity Bond Fund and its shareholders.

If the Proposal is approved, the new fundamental concentration policy may not be changed without a vote of shareholders of each Fund. Adoption of the new fundamental concentration policy is not expected to have any immediate effect on the way the Funds are managed, the investment performance of the Funds, or the instruments in which they invest.

PROPOSALS 4B-1 THROUGH 4B-4: RECLASSIFICATION OF FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES

4B-1. Reclassify Fundamental Policy Regarding Investments in Equity Securities As a Non-Fundamental Policy.

The chart below describes each applicable Fund’s current fundamental policy regarding investment in equity securities and sets forth the proposed non-fundamental policy.

Applicable Funds	Current Fundamental Policy	Proposed Non-Fundamental Policy
Money Market Fund	The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.	The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.

High Yield Bond Fund	The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).	The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).

Analysis of Proposed Changes.

The 1940 Act does not currently require the Funds to have a fundamental policy regarding investments in equity securities. As a result, it is proposed that the current fundamental policy be eliminated. The Board has approved reclassifying each Fund’s current fundamental policy regarding investments in equity securities as a non-fundamental policy. The proposed non-fundamental policy will continue to limit the Funds’ investments in equity securities and, accordingly, would permit the elimination of the current fundamental policy. Of course, all of the Funds’ investments in equity securities will still satisfy the Funds’ other investment criteria. For example, the 1940 Act generally does not permit the Money Market Fund to invest in equity securities. The reclassification of each Fund’s current fundamental policy to a non-fundamental policy is not expected to affect the management of the Fund. Accordingly, the Board believes that the proposed change is in the best interests of the Funds and their shareholders. The Board of Directors would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders.

4B-2. Reclassify Fundamental Policy Regarding Investments in Restricted or Illiquid Securities As a Non-Fundamental Policy.

The chart below describes each applicable Fund’s current fundamental policy regarding investments in restricted or illiquid securities and sets forth the proposed non-fundamental policy.

Applicable Funds	Current Fundamental Policy	Proposed Non-Fundamental Policy
Quality Bond Fund	The Fund may not invest more than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.	The Fund may not invest more than 15% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.

Large Cap Value Fund International Equity Fund	Each Fund may not purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.	Each Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Funds to have a fundamental policy regarding investments in restricted or illiquid securities. As a result, it is proposed that the current fundamental policy be eliminated. The Board has approved reclassifying each Fund’s current fundamental policy regarding investments in restricted or illiquid securities as a non-fundamental policy with one change. The proposed non-fundamental policy will limit the Funds to investing 15% (as opposed to 10% under the existing fundamental policy) of their net assets in illiquid securities (including restricted securities that are deemed illiquid under guidelines approved by the Board and repurchase agreements that mature in more than seven days), which reflects the current permissible limit under SEC staff interpretations. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The proposed non-fundamental policy will continue to limit the Funds’ investments in restricted or illiquid securities and, accordingly, would permit the elimination of the current fundamental policy. Of course, all of the Funds’ investments in restricted or illiquid securities will still satisfy the Funds’ other investment criteria. In addition, by converting the current fundamental policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the proposed non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. Accordingly, the Board believes that the proposed non-fundamental policy is in the best interests of the Funds and their shareholders. Reclassifying each Fund’s fundamental policy as non-fundamental and amending the Funds’ policy with respect to investing in restricted or illiquid securities is not expected to have an immediate effect on the management of the Funds.

4B-3. Reclassify Fundamental Policy Regarding Purchases on Margin and Short Sales As a Non-Fundamental Policy.

The chart below describes each applicable Fund’s current fundamental policy regarding purchases on margin and short sales and sets forth the proposed non-fundamental policy.

Applicable Funds	Current Fundamental Policy	Proposed Non-Fundamental Policy
Money Market Fund	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

Quality Bond Fund	The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions.	The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions.

High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Each Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.	Each Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.

Small Cap Growth Fund Small Cap Value Fund	Each Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.	Each Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Funds to have a fundamental policy regarding purchasing securities on margin or effecting short sales. As a result, it is proposed that the current fundamental policy of each Fund be eliminated. The Board has approved reclassifying each Fund’s current fundamental policy as a non-fundamental policy as set forth above. The proposed non-fundamental policy is consistent with the current requirements of Section

12 of the 1940 Act, which also prohibits the Funds from purchasing securities on margin except such short-term credits as are necessary for the clearance of transactions. The 1940 Act generally permits funds to sell securities short, so long as such short sales do not result in the creation of a “senior security.” Under guidance provided by the SEC and its staff, the selling of securities short by a fund generally will be deemed not to result in the creation of a senior security (and will, therefore, be permissible), so long as the fund “covers” its obligations under the short sale. Under current law, the obligation would be deemed to be covered if at all times the fund earmarks or segregates cash or liquid securities that have a value sufficient to close out its short position. If approved, the Quality Bond Fund would need to obtain Board approval prior to engaging in short sales.

By reclassifying the current fundamental policies to non-fundamental policies, the Funds would be able to make a change to the non-fundamental policies without the delay and cost of a shareholder meeting if the requirements of the 1940 Act relating to purchasing securities on margin or effecting short sales were to change in the future. Accordingly, The Board believes that the proposed change is in the best interests of the Funds and their shareholders. The reclassification of the current fundamental policies to non-fundamental policies is not expected to have an immediate effect on the management of the Funds.

4B-4. Reclassify Fundamental Policy Regarding Investments in Futures Contracts As a Non-Fundamental Policy.

The chart below describes each applicable Fund’s current fundamental policy regarding investments in futures contracts and sets forth the proposed non-fundamental policy.

Applicable Funds	Current Fundamental Policy	Proposed Non-Fundamental Policy
Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Each Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate futures market prices of financial instruments required to be delivered under open futures contracts sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.	Each Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate futures market prices of financial instruments required to be delivered under open futures contracts sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Analysis of Proposed Changes.

The 1940 Act does not currently require the Funds to have fundamental policies governing their investments in futures contracts. As a result, it is proposed that these current fundamental policies be eliminated. The Board has approved reclassifying the current fundamental policies as non-fundamental policies. The proposed non-fundamental policies will continue to govern the Funds’ investments in futures contracts and, accordingly, would permit the elimination of the current fundamental policies. Of course, all of the Funds’ investments in futures contracts will still satisfy the Funds’ other investment criteria and any applicable legal requirements. By converting these fundamental policies to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policies without the expense and delay associated with a shareholder meeting, in the event that: (a) ICMI determines, with the approval of the Board, that greater flexibility is required to effectively manage the assets of the Funds; (b) new investment techniques are developed in the future; or (c) regulatory changes occur in the future. Accordingly, The Board believes that the proposed change is in the best interests of the Funds and their shareholders. The reclassification of the Funds’ current fundamental policies to non-fundamental policies is not expected to have an immediate effect on the management of the Funds.

PROPOSALS 4C-1 THROUGH 4C-7: REMOVAL OF FUNDAMENTAL POLICIES OF THE FUNDS

4C-1. Removal of Fundamental Policy Regarding Unseasoned Issuers.

The chart below describes each applicable Fund’s current fundamental policy regarding unseasoned issuers.

Applicable Funds	Current Fundamental Policy
Money Market Fund Quality Bond Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Each Fund may not invest more than 5% of the value of the Fund’s total assets in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors.

Analysis of Proposed Changes.

Each Fund’s current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that each Fund’s fundamental policy regarding investments in “unseasoned issuers” be eliminated. If this policy is eliminated and ICMI or a Fund’s sub-adviser, as applicable, determines it is advisable to invest in securities of a company that has less than three years of continuous operating history, shareholders would have a greater exposure to the risks associated with such investments. However, the Board does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders and believes that it is preferable to rely on the investment experience and expertise of ICMI and the sub-advisers with respect to the determination of whether to invest in such issuers. Moreover, if a Fund decided to principally invest in “unseasoned issuers,” the Fund’s prospectus would disclose this fact along with the risks associated with making such investments. Accordingly, the Board believes that removing each Fund’s unseasoned issuer fundamental policy is in the best interests of the Fund and its shareholders.

4C-2. Removal of Fundamental Policy Regarding Investment in Other Investment Companies.

The chart below describes each applicable Fund’s current fundamental policy regarding investment in securities of other investment companies.

Applicable Funds	Current Fundamental Policy
Limited Maturity Fund Large Growth Stock Fund Index 500 Fund Mid Cap Growth Fund Mid Cap Value Fund REIT Fund	Each Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the 1940 Act and any rules adopted thereunder.

Analysis of Proposed Changes.

The 1940 Act does not require the Funds to have a fundamental policy regarding investments in closed-end or open-end investment companies. Because each Fund’s current policy simply restricts the Fund’s investments in other investment companies to the same extent as the 1940 Act already restricts such investments, it is proposed that each Fund’s current fundamental policy be eliminated. The 1940 Act generally limits a fund to: (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. However, the SEC has adopted a number of rules under the 1940 Act that permit funds to invest in securities of other investment companies in excess of these limits, subject to certain conditions. The proposed removal of the fundamental policy will continue to allow each Fund to invest in other investment companies, but only to the extent permitted by the 1940 Act and the rules adopted thereunder. To the extent a Fund invests in shares of other investment companies, shareholders will indirectly bear a portion of the expenses of the investment companies in which the Fund invests. ICMI and the sub-advisers take these expenses into account prior to deciding whether such investment is suitable for a Fund and its shareholders. Removing each Fund’s policy with respect to investing in other investment companies is not expected to affect the management of the Fund. Accordingly, the Board believes that removing each Fund’s investment in other investment companies fundamental policy is in the best interests of each Fund and its shareholders.

4C-3. Removal of Fundamental Policy Regarding Mortgaging and Pledging of Fund Assets.

The chart below describes each applicable Fund’s current fundamental policy regarding mortgaging and pledging of fund assets.

Applicable Funds	Current Fundamental Policy
Money Market Fund	The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost.

Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Cap Value Fund International Equity Fund	Each Fund may not mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund’s assets taken at cost.

Analysis of Proposed Changes.

Each Fund’s current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding pledging and mortgaging of Fund assets. As a result, it is proposed that the current fundamental policy be eliminated. The Board believes that removing each Fund’s fundamental policy would increase ICMI’s and the sub-adviser’s flexibility in managing the assets of each Fund. However, even after removing each Fund’s fundamental policy, the degree to which a Fund may pledge and mortgage its assets will still be limited by the federal securities laws. Therefore, removing each Fund’s fundamental policy regarding mortgaging and pledging of fund assets is not expected to have an immediate effect on the management of the Funds. Moreover, if a Fund decided to pledge and mortgage its assets, the Fund’s prospectus and/or statement of additional information would disclose this fact, along with the risks associated with engaging in such activities. Accordingly, the Board believes that removing each Fund’s mortgaging and pledging of fund assets fundamental policy is in the best interests of each Fund and its shareholders.

4C-4. Removal of Fundamental Policy Regarding Investment in Securities Issued by its Investment Adviser.

The chart below describes each applicable Fund’s current fundamental policy regarding investments in securities issued by the Fund’s investment adviser.

Applicable Fund	Current Fundamental Policy
Large Growth Stock Fund	The Fund may not purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director.

Analysis of Proposed Changes.

The 1940 Act does not require the Fund to have a fundamental policy regarding investments in securities issued by its investment adviser. As a result, it is proposed that the current fundamental policy be eliminated. If the fundamental policy is removed, the Fund will only make investments in securities issued by its investment adviser to the extent permitted by the 1940 Act. Currently, the 1940 Act contains broad prohibitions restricting the Fund’s investments in securities issued by its affiliated persons, including the Fund’s investment adviser and its affiliates, and the Board believes the Fund should operate only under the 1940 Act restrictions with respect to affiliated transactions. Accordingly, removing the Fund’s fundamental policy with respect to investing in securities issued by its investment adviser is not expected to affect the management of the Fund. Therefore, the Board believes that removing this policy as a fundamental policy is in the best interests of the Fund and its shareholders.

4C-5. Removal of Fundamental Policy Regarding Principal Transactions with Officers and Directors.

The chart below describes each applicable Fund’s current fundamental policy regarding engaging in principal transactions with Company officers and directors.

Applicable Fund	Current Fundamental Policy
Large Growth Stock Fund	The Fund may not deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities.

Analysis of Proposed Changes.

The 1940 Act does not require the Fund to have a fundamental policy regarding engaging in principal transactions with Company officers and directors. As a result, it is proposed that the current fundamental policy be eliminated. If the fundamental policy is removed, the Fund will only engage in principal transactions with Company officers and directors if, and to the extent, permitted by the 1940 Act. Currently, the 1940 Act contains broad prohibitions restricting the Fund from engaging in principal transactions with Company officers and directors and other affiliated persons of the Fund, and the Board believes the Fund should operate only under the 1940 Act restrictions with respect to engaging in principal transactions with Fund affiliates. Removing the Fund’s fundamental policy with respect to engaging in principal transactions with Company officers and directors is not expected to affect the management of the Fund. Therefore, the Board believes that removing this policy as a fundamental policy is in the best interests of the Fund and its shareholders.

4C-6. Removal of Fundamental Policy Regarding Allocation of Brokerage Business to Investment Adviser.

The chart below describes each applicable Fund’s current fundamental policy regarding allocation of brokerage business to its investment adviser.

Applicable Fund	Current Fundamental Policy
Large Growth Stock Fund	The Fund may not pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser.

Analysis of Proposed Changes.

The 1940 Act does not require the Fund to adopt a fundamental policy regarding the allocation of brokerage business to the Fund’s investment adviser or to any officer or director of its investment adviser. As a result, it is proposed that the current fundamental policy be eliminated. Currently, the 1940 Act generally prohibits any investment adviser of the Fund or any officer or director of such investment adviser, when acting as broker (“affiliated broker”), from receiving any compensation, including commissions, from the Fund in connection with the sale of securities by or to the Fund, except in accordance with certain limitations. Rule 17e-1 under the 1940 Act provides a safe harbor for affiliated brokers to receive a “usual and customary broker’s commission” in connection with Fund transactions effected on an exchange. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. If the Fund’s fundamental policy is removed, the Fund will only engage in affiliated brokerage transactions with its investment adviser or with any officer or director of its investment adviser if, and to the extent, permitted by the 1940 Act, including Rule 17e-1. The Board believes the Fund should operate only under the 1940 Act restrictions with respect to engaging in affiliated brokerage transactions. To this end, the Company’s Board, including a majority of the Independent Directors, has adopted a policy and procedures reasonably designed to ensure that the Fund’s affiliated brokerage transactions comply with the conditions of Rule 17e-1. Removing the Fund’s fundamental policy regarding the allocation of brokerage business to the Fund’s investment adviser or to any officer or director of its investment adviser is not expected to have an immediate effect on the management of the Fund or the Fund’s brokerage practices. Therefore, the Board believes that removing this policy as a fundamental policy is in the best interests of the Fund and its shareholders.

4C-7. Removal of Fundamental Policy Regarding Control of Portfolio Companies.

The chart below describes each applicable Fund’s current fundamental policy regarding control of portfolio companies.

Applicable Fund	Current Fundamental Policy
Large Growth Stock Fund	The Fund may not invest in companies for the purpose of exercising management or control.

Analysis of Proposed Changes.

The Fund’s current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the Fund to have a fundamental policy regarding investing for the purpose of exercising management or control of a company. As a result, it is proposed that the current fundamental policy be eliminated. The Board believes that removing the Fund’s fundamental policy would increase ICMI’s and the sub-adviser’s flexibility in managing the assets of the Fund. Removing the Fund’s fundamental policy regarding investing for the purpose of exercising management or control of a company is not expected to affect the management of the Fund. Moreover, if a Fund decided to principally invest for the purpose of exercising management or control of a company, the Fund’s prospectus would disclose this fact, along with the risks associated with engaging in such a strategy. Accordingly, the Board believes that removing this fundamental policy is in the best interests of the Fund and its shareholders.

The Board of Directors recommends that the shareholders of the Funds vote FOR the approval of Proposals 4A – 4C.

ADDITIONAL INFORMATION

Information About the Officers of the Company

The chart below provides basic information about the Company’s officers. The mailing address for each officer is Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044.

Name and Age	Position with Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman Age: 58	President	No set term; served since 2000.	Chairman and President of Independence Capital Management, Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).

Kathleen P. Vandy Age: 50	Secretary	No set term; served since 2008.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008).

Salvatore R. Faia Age: 48	Chief Compliance Officer	No set term; served since 2009.	President, Vigilant Compliance Services.

Robert DellaCroce Age: 46	Treasurer	No set term; served since 2009.	Treasurer, Independence Capital Management, Inc. (since 2009); Unit Leader, SEI Investments Operations (15 years).

John Heiple Age: 37	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting (since 2003), The Penn Mutual Life Insurance Company.

Patricia M. Chiarlanza Age: 45	Assistant Treasurer	No set term; served since 2001.	Assistant Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 – present) The Penn Mutual Life Insurance Company.

Director and Executive Officer Fund Ownership

As of June 30, 2010, the Company’s Directors and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of each Fund.

Investment Adviser

Independence Capital Management, Inc. serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. ICMI was organized in June 1989 and its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2009, ICMI serves as investment adviser for about $3.9 billion of investment assets.

Administrative and Corporate Services Agent

Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, Pennsylvania 19044. Under an administrative and corporate services agreement, Penn Mutual administers the Company’s corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services and general administrative services required in the conduct of its investment business.

Principal Holders of Securities

The outstanding shares of each of the Funds are owned by Penn Mutual and PIA and are held in their separate accounts pursuant to variable contracts and in their general accounts. On August 31, 2010, the outstanding shares of the Funds were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by PIA and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Money Market Fund	24.3%	73.6%	2.1%	0.0%
Limited Maturity Bond Fund	13.1%	86.0%	0.9%	0.0%
Quality Bond Fund	14.1%	84.7%	1.2%	0.0%
High Yield Bond Fund	20.4%	77.6%	2.0%	0.0%
Flexibly Managed Fund	14.6%	83.2%	2.2%	0.0%
Balanced Fund	33.4%	63.3%	3.3%	0.0%
Large Growth Stock Fund	19.7%	79.3%	1.0%	0.0%
Large Cap Growth Fund	26.2%	73.1%	0.7%	0.0%
Large Core Growth Fund	43.2%	52.4%	4.4%	0.0%
Large Cap Value Fund	29.9%	66.3%	3.8%	0.0%
Large Core Value Fund	25.7%	70.8%	3.5%	0.0%
Index 500 Fund	38.3%	60.3%	1.4%	0.0%
Mid Cap Growth Fund	30.2%	68.5%	1.3%	0.0%
Mid Cap Value Fund	29.4%	68.4%	2.2%	0.0%
Mid Core Value Fund	18.2%	81.3%	0.5%	0.0%
SMID Cap Growth Fund	7.4%	92.5%	0.1%	0.0%
SMID Cap Value Fund	8.4%	91.5%	0.1%	0.0%
Small Cap Growth Fund	35.4%	62.3%	2.3%	0.0%
Small Cap Value Fund	30.1%	67.6%	2.3%	0.0%
Small Cap Index Fund	3.0%	96.9%	0.1%	0.0%
Developed International Index Fund	3.0%	67.2%	0.1%	29.7%
International Equity Fund	24.9%	73.2%	1.9%	0.0%
Emerging Markets Equity Fund	22.7%	76.1%	1.2%	0.0%
REIT Fund	20.4%	79.2%	0.4%	0.0%
Aggressive Allocation Fund	5.1%	93.9%	0.1%	0.9%
Moderately Aggressive Allocation Fund	6.0%	94.0%	0.0%	0.0%
Moderate Allocation Fund	2.6%	97.3%	0.1%	0.0%
Moderately Conservative Allocation Fund	3.5%	95.6%	0.9%	0.0%
Conservative Allocation Fund	2.9%	97.1%	0.0%	0.0%

*	Unaudited

Pursuant to the investment advisory agreement currently in place between the Company and ICMI, the Company has delegated to ICMI the authority to vote proxies on the securities held in the Funds’ portfolios. Accordingly, ICMI will have voting power with respect to shares of a Fund that are held by another Fund. This scenario is applicable to, among other Funds, each of the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds because each such Fund is a “fund of funds.” These Funds invest their assets in a combination of other Penn Series Funds and, therefore, own shares of the other Penn Series Funds. The Company has been advised by ICMI that any shares of a Fund over which ICMI has voting power will be voted in the same proportion as the vote of all other shareholders of such Fund.

Information Concerning Independent Accountant

The Company’s independent accountant is KPMG LLP (“KPMG”). KPMG conducts an annual audit of the Company’s financial statements, assists in the preparation of the Company’s federal and state income tax returns and the Company’s filings with the SEC, and consults with the Company as to matters of accounting and federal and state income taxation. Representatives of KPMG are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered by KPMG for the audit of the Company’s annual financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 31, 2008 and 2009 were $404,000 and $390,000, respectively.

Audit-Related Fees

There were no fees billed by KPMG in each of the last two fiscal years for assurance and other services by KPMG that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Fees” above. With respect to engagements that related directly to the operations or financial reporting of the Company, there were no fees billed by KPMG for audit-related services to ICMI or any entity controlling, controlled by or under common control with ICMI that provides ongoing services to the Company (together referred to herein as “Affiliated Service Providers”) for each of the last two fiscal years.

Tax Fees

There were no fees billed by KPMG in each of the last two fiscal years for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Company, there were no fees billed by KPMG for Tax-Related Services to ICMI or the Affiliated Service Providers for each of the last two fiscal years.

All Other Fees

KPMG did not bill the Company for products and services in each of the last two fiscal years, other than for the services reported above under “Audit Fees.” With respect to engagements that related directly to the operations or financial reporting of the Company, KPMG did not bill ICMI or the Affiliated Service Providers for products and services in each of the last two fiscal years.

Aggregate Non-Audit Fees

There were no non-audit fees billed in each of the last two fiscal years by KPMG for services rendered to the Company, ICMI and the Affiliated Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Company and certain other services provided to ICMI and the Affiliated Service Providers in accordance with Rule 2-01(c)(7) of Regulation S-X. Pursuant to the policies and procedures, the Audit Committee has delegated its authority of pre-approval to the Chairman of the Audit Committee, and the Chairman may pre-approve audit and non-audit services on behalf of the Audit Committee and is responsible for reporting any pre-approvals at the next scheduled Audit Committee meeting following the pre-approval of any such services. The pre-approval requirement for non-audit services for the Company, ICMI and the Affiliated Service Providers may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Company’s independent registered public accounting firm by the Company, ICMI and the Affiliated Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

Board Consideration of Non-Audit Services

The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to ICMI and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Proxy Expenses

In addition to the solicitation of voting instructions by mail, solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Company, ICMI, Penn Mutual, PIA and Broadridge Financial Solutions, Inc., a proxy solicitation firm engaged by the Company and ICMI to assist with the solicitation. The Company and ICMI expect to pay Broadridge Financial Solutions, Inc. approximately $125,000, plus out of pocket expenses, in connection with the solicitation.

The Company will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs, except that the proportionate costs of Proposal 2 will be paid for by ICMI. In addition, the Company and ICMI will reimburse Penn Mutual and PIA for expenses incurred in forwarding materials to their Affected Contract Owners. The Company and ICMI estimate that the total expenses related to conducting this proxy will be approximately $185,000, although the actual costs may be higher. The payment of such expenses will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for a Fund.

Submission of Shareholder Proposals

The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania 19044 within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Company does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Delivery to Shareholders Sharing an Address

Multiple shareholders sharing an address may receive one Proxy Statement unless the Company has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Company will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Company at Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania 19044 or by calling 1-800-523-0650.

General

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Company at Penn Series Funds, Inc., 600 Dresher Road, Horsham, Pennsylvania, 19044. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the Company’s proxy card.

AFFECTED CONTRACT OWNERS ARE URGED TO COMPLETE, SIGN AND DATE THE

ENCLOSED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY. AFFECTED CONTRACT

OWNERS ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE

OR THROUGH THE INTERNET.

EXHIBIT A

PENN SERIES FUNDS, INC.

Nominating Committee Charter

I.	THE COMMITTEE.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of Penn Series Funds, Inc. (the “Company”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Board shall select one member of the Committee to act as chairman of the Committee. The Committee shall be comprised entirely of “Independent Directors.” For purposes of this Charter, Independent Directors shall mean members of the Board who are not interested persons of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall select and nominate all persons to serve as Independent Directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Company. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as “interested” Directors of the Company.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Company’s office. The Committee’s procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Exhibit A.

III.	COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to make recommendations to the full Board regarding the adoption and administration of any policy for retirement from Board membership.

3. The Committee shall periodically review and make recommendations about any appropriate changes to Director compensation to the full Board.

4. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.	OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet as deemed necessary by the Committee in open or executive sessions. The Committee may as it deems appropriate invite members of management, counsel, advisers and others to attend its meetings. The Committee shall have separate sessions with management and others, as and when it deems appropriate. Minutes of all meetings of the Committee shall be taken and copies of such minutes shall be furnished to the Board.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Funds or the Company.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Company’s by-laws. In the event of any inconsistency between this Charter and the Company’s organizational documents, the provisions of the Company’s organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

Adopted: February 26, 2009

Exhibit A to Nominating Committee Charter

Procedures for the Consideration of Candidates for the Board of Directors

I.	Identification of Candidates

In identifying potential nominees for the Board, the Committee may consider candidates recommended by any of the following sources:

(i) the current Directors of the Company;

(ii) the Company’s officers;

(iii) the investment adviser to the Company’s portfolios (each, a “Fund” and, collectively, the “Funds”);

(iv) the Funds’ shareholders (see below); and

(v) any other source the Committee deems to be appropriate.

The Committee will not consider self-nominated Candidates. The Committee may, but is not required to, retain a third party search firm at the Company’s expense to identify Candidates.

II.	Criteria for Consideration of Candidates

The Committee may take into account a wide variety of criteria in considering Candidates, including (but not limited to):

(i) the Candidate’s knowledge in matters relating to the investment company industry;

(ii) any experience possessed by the Candidate as a director or senior officer of other public companies;

(iii) the Candidate’s educational background;

(iv) the Candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the Candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the Candidate’s perceived ability to contribute to the ongoing functions of the Board, including the Candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds;

(vii) the Candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and

(viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

It is the Committee’s policy that Directors normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by or otherwise associated with the Company’s investment adviser or its affiliates, although the Committee can grant exceptions to this policy based on its review of the particular Director’s facts and circumstances.

III.	Consideration of Candidates Recommended by Shareholders

Shareholder recommendations for nominations to fill vacancies on Board must be submitted in writing and addressed to the Committee at the Company’s office. The Committee will consider and evaluate Candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate Candidates recommended by other sources.

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

Between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

INVESTMENT ADVISORY AGREEMENT, made as of May 1, 2000 by and between PENN SERIES FUNDS, INC. (“Penn Series”), a corporation organized and existing under the laws of the State of Maryland, and INDEPENDENCE CAPITAL MANAGEMENT, INC. (“Adviser”), a corporation organized and existing under the laws of the State of Pennsylvania.

WITNESSETH:

WHEREAS, Penn Series is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “Act”) and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, Penn Series desires Adviser to render investment advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth, and Adviser desires to render such services under such terms and conditions:

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Investment Advisory Services. Adviser shall serve as investment adviser and shall supervise and direct the investments of the investment funds of Penn Series set forth in Schedule A to this Agreement (individually a “Fund” and collectively the “Funds”), in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series’ Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Adviser. No investment will be made by Adviser for a Fund if that investment would be in violation of the objectives, program, restrictions or limitations of the Fund. Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the “Custodian”). Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Adviser, as agent and attorney-in-fact with respect to Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

(i)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

(ii)	place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Adviser may select, in conformance with the provisions of Paragraph 4 herein;

provided, however, that Adviser shall make no investment for a Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

2. Accounting and Related Services. Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to each Fund.

3. Investment Advisory Fees. For the services rendered to Penn Series under this Agreement, Penn Series will pay Adviser fees based on average daily net assets of each Fund at the rates set forth in Schedule B to this Agreement. Each fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund’s net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series’ Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

4. Expense Limitations. In the event expenses of certain Funds exceed the expense limitation set forth in Schedule C to this Agreement, Adviser agrees to waive its investment advisory fee or remit payments to such Funds in the manner and to the extent set forth in Schedule C.

5. Brokerage. In executing portfolio transactions and selecting brokers or dealers for a Fund, Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Adviser may take into account the research and related services that the broker has provided to Penn Series or the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Penn Series’ Prospectus and Statement of Additional Information. In addition, Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Adviser shall regularly advise Penn Series’ Board of Directors as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be, given by Penn Series’ board.

6. Use of the Services of Others. Adviser may (at its cost except as contemplated in Section 5 of this Agreement) employ, retain or otherwise avail itself of a sub-adviser or sub-advisers to assist it in performing its duties and meeting its responsibilities under this Agreement, and may delegate to such sub-adviser or sub-advisers duties assumed by the Adviser under this Agreement. In addition, Adviser may (at its cost, except as contemplated in Section 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing itself or Penn Series, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series, or in the discharge of Adviser’s overall responsibilities with respect to the other accounts which it serves as investment adviser.

7. Personnel, Office Space, and Facilities. Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Adviser, requires in the performance of services under this Agreement.

8. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Adviser or any affiliate in performance of this Agreement are the property of Adviser and will not become the property of Penn Series.

9. Certain Personnel. Adviser agrees to permit individuals who are officers or employees of Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of Penn Series, without remuneration or other cost to Penn Series. Adviser shall pay all salaries, expenses, and fees of officers and/or directors of Penn Series who are affiliated with Adviser.

10. Reports to Penn Series and Cooperation with Accountants. Adviser, and any affiliated corporation of Adviser performing services for Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series, such information, reports, evaluations, analyses and opinions as Penn Series may, at any time or from time to time, reasonably request or as Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Adviser and its affiliates shall cooperate with Penn Series’ independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series’ annual report under the Act and annual amendment to Penn Series’ registration statement under the Act.

11. Reports to Adviser. Penn Series shall furnish or otherwise make available to Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

12. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Adviser or any affiliated corporation of Adviser, or by any sub-adviser or affiliated corporation of a sub-adviser, on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Adviser or an affiliated corporation, or by any sub-adviser or affiliated corporation, for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted from time to time under the Act. Such records may be inspected by representatives of Penn Series at reasonable times, and, in the event of termination of this Agreement, will be promptly delivered to Penn Series.

13. Services to Other Clients. Nothing herein contained shall limit the freedom of Adviser or any affiliated person of Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Adviser is not obligated to initiate transactions for a Fund in any security which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

14. Confidential Relationship. Information furnished by one party to another, including a party’s respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Penn Series, except after prior notification to and approval in writing by Penn Series, which approval shall not be unreasonably withheld, and may not be withheld where Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Penn Series.

15. Proxies. Subject to such direction and oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Adviser shall vote proxies solicited by or with respect to the issuers of securities held in the Funds.

16. Instructions, Opinion of Counsel and Signatures. At any time Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Adviser shall not be liable for any action taken or omitted by it or an affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series’ legal counsel. Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series.

17. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Adviser or any affiliate expressly by, or by fair implication of, the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Adviser or any affiliate, Penn Series assumes full responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

18. Limitation of Liability. Neither Adviser nor any of its affiliates, their officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Adviser), or Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian Transfer Agent, Accounting Services Agent, or other third party with which Company has a contractual arrangement, or of any broker, dealer, underwriter or issuer selected by Adviser with reasonable care.

19. Obligations of Penn Series and Adviser. It is expressly agreed that the obligations of Penn Series and Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized by the Board of Directors of Penn Series and signed by an authorized officer of Penn Series, acting as such, and shall bind Penn Series.

20. Indemnification by Penn Series. Penn Series will indemnify and hold Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Adviser resulting from: (i) any action or omitting to act by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series; or (ii) any action by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon information provided by Penn Series in form and under policies agreed to by Adviser and Penn Series. Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Adviser shall give Penn Series reasonable opportunity to defend against said claim in its own name or in the name of Adviser.

21. Indemnification by Adviser. Adviser will indemnify and hold harmless Penn Series from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series resulting from any claim, demand, action or suit arising out of Adviser’s or any affiliate’s failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Adviser, its affiliates, their agents or contractors. Penn Series shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or its agents or contractors or constituting a failure by Penn Series to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Adviser or any person that is an affiliate of Adviser or an affiliate of an affiliate of Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Penn Series shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Penn Series. For purposes of this Section 21 and of Section 20 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Adviser or any affiliate of Adviser, in effecting or executing any portfolio transaction for a Fund.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

23. Dual Interests. It is understood that some person or persons may be, or from time to time become, directors, officers, or shareholders of both Penn Series and Adviser (including its affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

24. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

25. Amendment of Agreement. This Agreement may be amended only by written agreement of Penn Series and the Adviser and only in accordance with the provisions of the Act, the rules and regulations promulgated under the Act and the provisions of any other applicable law or regulation.

26. Assignment of Agreement. This Agreement shall terminate automatically in the event of its assignment, as required by the Act and rules and regulations promulgated thereunder.

27. Termination of Agreement. This Agreement may be terminated by Penn Series or by Adviser with respect to any Fund, without the payment of any penalty, upon 60 days’ prior notice in writing from Penn Series to Adviser, or upon 90 days’ prior notice in writing from Adviser to Penn Series; provided, that in the case of termination by Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.

28. Miscellaneous.

A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Penn Series is Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President, and that of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President.

E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland except where such state laws have been preempted by Federal law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

PENN SERIES FUNDS, INC.

By:
Peter M. Sherman
President

INDEPENDENCE CAPITAL MANAGEMENT, INC.

By:
Richardson T. Merriman
Senior Vice President

Schedule A

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

As Amended on August 22, 2008

Penn Series Funds

Money Market Fund

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

International Equity Fund

Large Cap Growth Fund

Mid Core Value Fund

REIT Fund

Large Core Growth Fund

Large Core Value Fund

SMID Cap Growth Fund

SMID Cap Value Fund

Emerging Markets Equity Fund

Small Cap Index Fund

Developed International Index Fund

Balanced Fund

Aggressive Allocation Fund

Moderately Aggressive Allocation Fund

Moderate Allocation Fund

Moderately Conservative Allocation Fund

Conservative Allocation Fund

Schedule B

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

As Amended on August 22, 2008

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	0.20% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.15% with respect to average daily net assets of the Fund in excess of $100,000,000.
Limited Maturity Bond Fund	0.30%
Quality Bond Fund	0.35% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.30% with respect to average daily net assets of the Fund in excess of $100,000,000.
High Yield Bond Fund	0.50%
Flexibly Managed Fund	0.60%
Large Growth Stock Fund	0.65% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.60% with respect to average daily net assets of the Fund in excess of $100,000,000.
Large Cap Value Fund	0.60%
Index 500 Fund	0.07%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.55% of the first $250 million of average net assets; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; and 0.425% of average daily net assets in excess of $1.5 billion.
Small Cap Growth Fund	0.80% of the first $25,000,000 of average daily net assets of the Fund; 0.75% of the next $25,000,000 of average daily net assets of the Fund; and 0.70% of average daily net assets of the Fund in excess of $50,000,000.
Small Cap Value Fund	0.85%
International Equity Fund	0.85%
Large Cap Growth Fund	0.55%
Mid Core Value Fund	0.72%
REIT Fund	0.70%
Large Core Growth Fund	0.56%
Large Core Value Fund	0.46%
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Emerging Markets Equity Fund	1.18% on net assets up to $2.5 billion 1.00% on net assets in excess of $2.5 billion
Small Cap Index Fund	0.30%

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Developed International Index Fund	0.30%
Balanced Fund	0.00%
Aggressive Allocation Fund	0.10%
Moderately Aggressive Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Moderately Conservative Allocation Fund	0.10%
Conservative Allocation Fund	0.10%

Schedule C

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	EXPENSE LIMITATIONS (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund[1]	0.80%
Quality Bond Fund[1]	0.90%
High Yield Bond Fund[2]	0.90%
Flexibly Managed Fund[2]	1.00%
Large Growth Stock Fund[1]	1.00%
Large Cap Value Fund[1]	1.00%
Small Cap Growth Fund[2]	1.15%
Small Cap Value Fund[1]	1.15%
International Equity Fund[1]	1.50%

1/	With respect to each of the Money Market, Quality Bond, Large Growth Stock, Large Cap Value, Small Cap Value and International Equity Funds, to the extent that a Fund’s total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory, accounting, and administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including 0.10% of the average daily net assets of the Fund, such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Advisor for that month.
2/	With respect to each of the Small Cap Growth, Flexibly Managed and High Yield Bond Funds, to the extent that a Fund’s total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory, accounting, and administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Adviser to pay Penn Series such excess amount (which has not been paid through reduction of the advisory fee), Adviser shall remit to Penn Series an amount sufficient to pay such remaining liability.

EXHIBIT C

PENN SERIES FUNDS, INC.

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

Amendment dated as of December __, 2010 to the Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002 and August 22, 2008, between Penn Series Funds, Inc. (“Penn Series”) and Independence Capital Management, Inc. (the “Adviser”).

WITNESSETH:

WHEREAS, Penn Series and the Adviser entered into an Investment Advisory Agreement dated as of May 1, 2000, as amended as of May 1, 2002 and August 22, 2008 (the “Agreement”);

WHEREAS, in accordance with Section 3 of the Agreement, Schedule B to the Agreement sets forth the investment advisory fees to be paid by Penn Series to the Adviser for the investment advisory services rendered to the portfolios of Penn Series;

WHEREAS, Penn Series and the Adviser wish to amend and restate Schedule B to the Agreement for the purpose of increasing the investment advisory fees that Penn Series will pay to the Adviser for providing investment advisory services to the Large Core Growth and Large Core Value Funds;

WHEREAS, Section 4 of the Agreement sets forth the Adviser’s obligation to waive its investment advisory fee or remit payments to a Penn Series portfolio in the event that such portfolio’s expenses exceed the expense limitation set forth on Schedule C to the Agreement; and

WHEREAS, Penn Series and the Adviser wish to delete Section 4 of the Agreement and Schedule C to the Agreement in order to remove the Adviser’s obligation to maintain the portfolios’ expenses at certain specified limits.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, Penn Series and the Adviser hereby agree as follows:

1.	Section 4 of the Agreement is hereby deleted and replaced with the following:

4.	RESERVED.

2.	Schedule B to the Agreement is hereby amended and restated as set forth in Schedule B attached to this Amendment.

3.	Schedule C to the Agreement is hereby deleted in its entirety.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their officers designated below as of the day and year first written above.

PENN SERIES FUNDS, INC.		INDEPENDENCE CAPITAL MANAGEMENT, INC.

By:		By:
Name:	Peter M. Sherman	Name:	Keith G. Huckerby
Title:	President	Title:	Vice President

Schedule B

to

INVESTMENT ADVISORY AGREEMENT

between

PENN SERIES FUNDS, INC.

and

INDEPENDENCE CAPITAL MANAGEMENT, INC.

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	0.20% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.15% with respect to average daily net assets of the Fund in excess of $100,000,000.
Limited Maturity Bond Fund	0.30%
Quality Bond Fund	0.35% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.30% with respect to average daily net assets of the Fund in excess of $100,000,000.
High Yield Bond Fund	0.50%
Flexibly Managed Fund	0.60%
Large Growth Stock	0.65% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.60% with respect to average daily net assets of the Fund in excess of $100,000,000.
Large Cap Value Fund	0.60%
Index 500 Fund	0.07%
Mid Cap Growth Fund	0.70%
Mid Cap Value Fund	0.55% of the first $250 million of average net assets; 0.525% of the next $250 million; 0.50% of the next $250 million; 0.475% of the next $250 million; 0.45% of the next $500 million; and 0.425% of average daily net assets in excess of $1.5 billion.
Small Cap Growth Fund	0.80% of the first $25,000,000 of average daily net assets of the Fund; 0.75% of the next $25,000,000 of average daily net assets of the Fund; and 0.70% of average daily net assets of the Fund in excess of $50,000,000.
Small Cap Value Fund	0.85%
International Equity Fund	0.85%
Large Cap Growth Fund	0.55%
Mid Core Value Fund	0.72%
REIT Fund	0.70%
Large Core Growth Fund	0.60%
Large Core Value Fund	0.60%
SMID Cap Growth Fund	0.75%
SMID Cap Value Fund	0.95%
Emerging Markets Equity Fund	1.18% on net assets up to $2.5 billion 1.00% on net assets in excess of $2.5 billion
Small Cap Index Fund	0.30%
Developed International Index Fund	0.30%
Balanced Fund	0.00%
Aggressive Allocation Fund	0.10%
Moderately Aggressive Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Moderately Conservative Allocation Fund	0.10%
Conservative Allocation Fund	0.10%

EXHIBIT D

PENN SERIES FUNDS, INC.

EXPENSE LIMITATION AGREEMENT

This Agreement, dated as of December __, 2010, is made and entered into by and among Independence Capital Management, Inc. (the “Adviser”), The Penn Mutual Life Insurance Company (“Penn Mutual”), and Penn Series Funds, Inc. (the “Company”), on behalf of each portfolio of the Company listed on SCHEDULE A attached hereto, as may be amended from time to time (each, a “Fund” and, collectively, the “Funds”).

WHEREAS, the Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and each Fund is a portfolio of the Company;

WHEREAS, the Company, on behalf of each Fund, and the Adviser have entered into an Investment Advisory Agreement, dated May 1, 2000, as amended, pursuant to which the Adviser provides investment advisory services to each Fund for compensation based on the value of the average daily net assets of each Fund;

WHEREAS, the Company, on behalf of each Fund, and Penn Mutual have entered into an Amended and Restated Administrative and Corporate Services Agreement, dated December __, 2010, pursuant to which Penn Mutual provides administrative and corporate services to the Funds and shareholder services to the beneficial owners of shares of the Funds for compensation based on the value of the average daily net assets of each Fund; and

WHEREAS, the Company, the Adviser and Penn Mutual have determined that it is appropriate and in the best interest of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each Fund may normally be subject.

NOW THEREFORE, the parties hereto agree as follows:

1. Expense Limitation and Waiver. Until such time as this Agreement is terminated in accordance with Section 4 of this Agreement, the Adviser and Penn Mutual agree that, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year, including, but not limited to, investment advisory fees of the Adviser, administrative and corporate services fees by Penn Mutual, and amounts payable pursuant to any plan adopted in accordance with Rule 12b-1 under the 1940 Act (but excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) (the “Fund Operating Expenses”), exceed the Expense Limit as set forth on SCHEDULE A, such excess amount will be the liability of the Adviser and Penn Mutual. The liability (if any) of Penn Mutual and the Adviser to pay a Fund such excess amounts shall be determined on a daily basis. Notwithstanding anything to the contrary herein, fees and expenses of pooled investment vehicles that are held by the Balanced Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A) shall be included when calculating the Fund Operating Expenses of the Balanced Fund.

2. Recapture of Waived Fees and Reimbursements. If, at the end of any month, there is no liability of Penn Mutual and the Adviser to pay a Fund any excess amount described in Section 1 above and, during the preceding three fiscal years, (a) any payment of the administrative fee due to Penn Mutual by the Fund or any payment of the advisory fee due to the Adviser by the Fund has been reduced; or (b) any reimbursement has been made by Penn Mutual or the Adviser to the Fund in order to maintain the Fund’s Fund Operating Expenses from exceeding its Expense Limit as set forth on SCHEDULE A, the amount of such reduction and reimbursement shall be recaptured by Penn Mutual and/or the Adviser, as applicable, and shall be payable by the Fund to Penn Mutual along with the administrative fee for that period and/or the Adviser along with the advisory fee for that period, as applicable, provided that Penn Mutual and the Adviser shall not be entitled to recapture any amount that would cause the Fund to exceed its Expense Limit as set forth on SCHEDULE A for that fee payment period.

3. Year-End Adjustment. If necessary, on or before the last day of the first month of a Fund’s fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of each Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Expense Limit for each Fund as set forth on SCHEDULE A.

4. Term and Termination. This Agreement shall continue in effect with respect to a Fund until such time as the Agreement is terminated accordance with the terms hereof. This Agreement may be terminated by any party with respect to a Fund, without payment of any penalty, upon sixty (60) days’ prior written notice to the other parties at their principal place of business; provided that, in the case of termination by the Adviser or Penn Mutual, such action shall be authorized by the Company’s Board of Directors, including a majority of its independent Directors.

5. Captions. The captions in this Agreement are included for convenience of reference and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

6. Interpretation. Nothing herein contained shall be deemed to require the Company or the Funds to take any action contrary to the Company’s Articles of Incorporation or Bylaws, each as in effect from time to time, or any applicable statutory or regulatory requirement, including without limitation any requirements under the 1940 Act, to which it is subject or by which it is bound, or to relieve or deprive the Company’s Board of Directors of its responsibility for or control of the conduct of the affairs of the Company or the Funds.

7. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from the terms and provisions of the 1940 Act, shall have the same meaning as and be resolved by reference to the 1940 Act.

8. Amendment. This Agreement may be amended only by a written instrument signed by each of the parties hereto. SCHEDULE A may not be amended to increase a Fund’s Expense Limit unless such amendment is authorized by the Company’s Board of Directors, including a majority of its independent Directors.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

Penn Series Funds, Inc., on behalf of the Funds	Independence Capital Management, Inc.	The Penn Mutual Life Insurance Company

By:	By:	By:
Name:	Name:	Name:
Title:	Title:	Title:

SCHEDULE A

NAME OF FUND	EXPENSE LIMIT (as a percentage of a Fund’s average daily net assets)
Money Market Fund	0.80%
Limited Maturity Bond Fund	0.90%
Quality Bond Fund	0.90%
High Yield Bond Fund	0.90%
Flexibly Managed Fund	1.00%
Balanced Fund	0.62%*
Large Growth Stock Fund	1.00%
Large Cap Growth Fund	1.00%
Large Core Growth Fund	1.00%
Large Cap Value Fund	1.00%
Large Core Value Fund	1.00%
Index 500 Fund	0.40%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	1.00%
Mid Core Value Fund	1.25%
SMID Cap Growth Fund	1.05%
SMID Cap Value Fund	1.14%
Small Cap Growth Fund	1.15%
Small Cap Value Fund	1.15%
Small Cap Index Fund	0.55%
Developed International Index Fund	0.59%
International Equity Fund	1.50%
Emerging Markets Equity Fund	1.85%
REIT Fund	1.25%
Aggressive Allocation Fund	0.33%
Moderately Aggressive Allocation Fund	0.33%
Moderate Allocation Fund	0.33%
Moderately Conservative Allocation Fund	0.33%
Conservative Allocation Fund	0.33%

*	Fees and expenses of pooled investment vehicles that are held by the Balanced Fund (i.e., “acquired fund fees and expenses” as such term is used in Form N-1A) shall be included when calculating the Fund Operating Expenses of the Balanced Fund.

EXHIBIT E

DESCRIPTION OF CURRENT AND PROPOSED FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

PROPOSAL 4A-1. - DIVERSIFICATION.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding diversification.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund	The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); or (b) more than 10% of the outstanding voting securities of any issuer would be held by the Fund.	The Fund may not purchase the securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

Limited Maturity Bond Fund Quality Bond Fund Large Cap Growth Fund Large Cap Value Fund Index 500 Fund Mid Cap Growth Fund Mid Cap Value Fund Mid Core Value Fund International Equity Fund REIT Fund	With respect to 75% of each Fund’s assets, each Fund may not invest more than 5% of the value of the Fund’s total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.	Each Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund	Each Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: with respect to 75% of the Fund’s total assets, (a) more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); or (b) more than 10% of the outstanding voting securities of any issuer would be held by the Fund.	Each Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

Small Cap Growth Fund Small Cap Value Fund	Each Fund may not make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, “other securities” are limited for each issuer to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities held by the Company as a whole.	Each Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

PROPOSAL 4A-2. - REAL ESTATE.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding investment in real estate.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund Large Cap Value Fund International Equity Fund	Each Fund may not purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein).	Each Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

PROPOSAL 4A-3. - COMMODITIES.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding buying or selling of commodities or commodity contracts.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund	The Fund may not purchase or sell commodities or commodity contracts.	Each Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities).

Limited Maturity Bond Fund

Quality Bond Fund

High Yield Bond Fund

Flexibly Managed Fund

Large Growth Stock Fund

Large Cap Value Fund

Index 500 Fund

Mid Cap Growth Fund

Mid Cap Value Fund

International Equity Fund

REIT Fund

Each Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities).

PROPOSAL 4A-4. - LENDING AND MAKING LOANS.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding lending and making loans.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund Large Growth Stock Fund	The Fund may not make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets.	Each Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations maybe amended or interpreted from time to time.
Quality Bond Fund

The Fund may not make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities).

High Yield Bond Fund Flexibly Managed Fund Large Cap Value Fund Small Cap Growth Fund Small Cap Value Fund International Equity Fund

Each Fund may not make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund’s total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities.

Limited Maturity Bond Fund Large Cap Growth Fund Mid Cap Growth Fund Index 500 Fund Mid Cap Value Fund Mid Core Value Fund REIT Fund

Each Fund may not make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

PROPOSAL 4A-5. - BORROWING.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding borrowing

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund	The Fund may not borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income.	Each Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

Quality Bond Fund	The Fund may not borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts.

High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund Small Cap Growth Fund Small Cap Value Fund International Equity Fund	Each Fund may not borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts.

PROPOSAL 4A-6. - UNDERWRITING.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding underwriting.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Limited Maturity Bond Fund Large Cap Growth Fund Index 500 Fund Mid Cap Value Fund Mid Cap Growth Fund Mid Core Value Fund REIT Fund	Each Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	Each Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.
Money Market Fund

The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions.

Quality Bond Fund	The Fund may not act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the Fund’s limitations with respect to investment in warrants.

High Yield Bond Fund Flexibly Managed Fund Large Cap Value Fund Small Cap Growth Fund Small Cap Value Fund International Equity Fund	Each Fund may not underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund’s investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities.

Large Growth Stock Fund	Each Fund may not act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities.

PROPOSAL 4A-7. - SENIOR SECURITIES.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding senior securities.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Each Fund may not issue any class of securities senior to any other class of securities.	Each Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.
Limited Maturity Bond Fund Large Cap Growth Fund Index 500 Fund Mid Cap Growth Fund Mid Cap Value Fund Mid Core Value Fund REIT Fund

Each Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

Small Cap Growth Fund Small Cap Value Fund

Each Fund may not issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with other restrictions, or lending portfolio securities in accordance with other restriction, shall not be considered for purposes of the present restriction a senior security.

PROPOSAL 4A-8. - INDUSTRY CONCENTRATION.

The chart below describes each applicable Fund’s current and proposed fundamental policy regarding industry concentration of its investments.

Applicable Fund	Current Fundamental Policy	Proposed Fundamental Policy
Index 500 Fund	The Fund may not purchase securities of any issuer if, as a result, more than twenty- five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.	The Fund may not purchase securities of any issuer if, as a result, more than twenty- five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and tax-exempt obligations of state or municipal governments and their political subdivisions securities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset backed securities will be classified according to the underlying assets securing such securities; and (vi) the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries.

Quality Bond Fund	The Fund may not invest twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances as set forth in the Fund’s Statement of Additional Information, but this limitation does not apply to bank certificates of deposit.	The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

Limited Maturity Bond Fund	The Fund may not purchase securities of any issuer if, as a result, more than twenty- five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.	The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

PROPOSAL 4B-1. - EQUITY SECURITIES.

The chart below describes each applicable Fund’s current fundamental policy regarding investment in equity securities and sets forth the proposed non-fundamental policy.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy	Proposed Non-Fundamental Policy
Money Market Fund	The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.	None. It is proposed that the Fund’s fundamental policy regarding investments in equity securities be eliminated and reclassified as a non-fundamental policy.	The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.

High Yield Bond Fund	The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).	None. It is proposed that the Fund’s fundamental policy regarding investments in equity securities be eliminated and reclassified as a non-fundamental policy.	The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).

PROPOSAL 4B-2. - RESTRICTED OR ILLIQUID SECURITIES.

The chart below describes each applicable Fund’s current fundamental policy regarding investment in restricted or illiquid securities and sets forth the proposed non-fundamental policy:

Applicable Funds	Current Fundamental Policy	Proposed Non-Fundamental Policy	Proposed Non-Fundamental Policy
Quality Bond Fund	The Fund may not invest more than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.	None. It is proposed that the Fund’s fundamental policy regarding investments in restricted or illiquid securities be eliminated and reclassified, with certain changes, as a non-fundamental policy.	The Fund may not invest more than 15% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.

Large Cap Value Fund International Equity Fund	Each Fund may not purchase a security if, as a result, more than 10% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.	None. It is proposed that the Funds’ fundamental policy regarding investments in restricted or illiquid securities be eliminated and reclassified, with certain changes, as a non-fundamental policy.	Each Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

PROPOSAL 4B-3. - PURCHASES ON MARGIN AND SHORT SALES.

The chart below describes each applicable Fund’s current fundamental policy regarding purchasing securities on margin and effecting short sales and sets forth the proposed non-fundamental policy:

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy	Proposed Non-Fundamental Policy
Money Market Fund	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.	None. It is proposed that the Fund’s fundamental policy regarding purchasing securities on margin be eliminated and reclassified as a non-fundamental policy.	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

Quality Bond Fund	The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions.	None. It is proposed that the Fund’s fundamental policy regarding purchasing securities on margin and effecting short sales be eliminated and reclassified as a non-fundamental policy.	The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions.

High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Each Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.	None. It is proposed that the Funds’ fundamental policy regarding purchasing securities on margin be eliminated and reclassified as a non-fundamental policy.	Each Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.

Small Cap Growth Fund Small Cap Value Fund	Each Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.	None. It is proposed that the Funds’ fundamental policy regarding purchasing securities on margin be eliminated and reclassified as a non-fundamental policy.	Each Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

PROPOSAL 4B-4. - FUTURES CONTRACTS.

The chart below describes each applicable Fund’s current fundamental policy regarding purchasing futures contracts and sets forth the proposed non-fundamental policy:

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy	Proposed Non-Fundamental Policy
Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate futures market prices of financial instruments required to be delivered under open futures contracts sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon	None. It is proposed that the Funds’ fundamental policy regarding investments in futures contracts be eliminated and reclassified as a non-fundamental policy.	Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate futures market prices of financial instruments required to be delivered under open futures contracts sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

PROPOSAL 4C-1. - UNSEASONED ISSUERS.

The chart below describes each applicable Fund’s current fundamental policy regarding unseasoned issuers.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund Quality Bond Fund Large Growth Stock Fund Large Cap Value Fund International Equity Fund	Each Fund may not invest more than 5% of the value of the Fund’s total assets in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors.	None.

PROPOSAL 4C-2. - OTHER INVESTMENT COMPANIES.

The chart below describes each applicable Fund’s current fundamental policy regarding investment in securities of other investment companies.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Limited Maturity Fund Large Growth Stock Fund Index 500 Fund Mid Cap Growth Fund Mid Cap Value Fund REIT Fund	Each Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the 1940 Act and any rules adopted thereunder.	None.

PROPOSAL 4C-3. - MORTGAGING AND PLEDGING.

The chart below describes each applicable Fund’s current fundamental policy regarding mortgaging and pledging of fund assets.

Applicable Funds	Current Fundamental Policy	Proposed Fundamental Policy
Money Market Fund	The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market.	None.

Quality Bond Fund High Yield Bond Fund Flexibly Managed Fund Large Cap Value Fund International Equity Fund	Each Fund may not mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund’s assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts.	None.

PROPOSAL 4C-4. - INVESTMENTS IN SECURITIES ISSUED BY ITS INVESTMENT ADVISER.

The chart below describes each applicable Fund’s current fundamental policy regarding investments in securities issued by the Fund’s investment adviser.

Applicable Fund	Current Fundamental Policy	Proposed Fundamental Policy
Large Growth Stock Fund	The Fund may not purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director.	None.

PROPOSAL 4C-5. - PRINCIPAL TRANSACTIONS WITH OFFICERS AND DIRECTORS.

The chart below describes each applicable Fund’s current fundamental policy regarding engaging in principal transactions with Company officers and directors.

Applicable Fund	Current Fundamental Policy	Proposed Fundamental Policy
Large Growth Stock Fund	The Fund may not deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities.	None.

PROPOSAL 4C-6. - ALLOCATION OF BROKERAGE BUSINESS TO INVESTMENT ADVISER.

The chart below describes each applicable Fund’s current fundamental policy regarding allocation of brokerage business to its investment adviser.

Applicable Fund	Current Fundamental Policy	Proposed Fundamental Policy
Large Growth Stock Fund	The Fund may not pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser.	None.

PROPOSAL 4C-7. - CONTROL OF PORTFOLIO COMPANIES.

The chart below describes each applicable Fund’s current fundamental policy regarding control of portfolio companies.

Applicable Fund	Current Fundamental Policy	Proposed Fundamental Policy
Large Growth Stock Fund	The Fund may not invest in companies for the purpose of exercising management or control.	None.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

[INSERT CONTROL NUMBER]

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE PENN SERIES FUNDS, INC.
DECEMBER 15, 2010, 1:00 PM EASTERN TIME
INSURANCE COMPANY NAME PRINTS HERE	VOTING INSTRUCTION CARD

The undersigned hereby instructs the above referenced Insurance Company (“Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders of the Penn Series Funds, Inc. and at any adjournment(s) thereof, all shares of the above-referenced Fund attributable to the undersigned’s variable annuity contract(s) or variable life insurance policy(ies) as of September 30, 2010 as directed on the reverse side of this Card. If this Voting Instruction Card is signed and returned with no choices indicated, the shares will be voted “FOR” each Proposal. If you fail to return this Voting Instruction Card or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Company’s separate accounts. The proxies voting shares at the Special Meeting on behalf of the Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) thereof. The undersigned acknowledges receipt of the Notice of the Special Meeting and the Proxy Statement.

THESE VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE COMPANY

ON BEHALF OF THE BOARD OF DIRECTORS

Voting Instruction Card must be signed and dated below:

Dated 2010

Signature(s) (if jointly held) (Sign in the Box)
Please sign exactly as your name appears hereon. For joint owners, each owner should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. For a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration.

Please fill in the boxes as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

1. To elect a Board of Directors of the Penn Series Funds, Inc.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees:
(01) Eugene Bay (05) Eileen C. McDonnell
(02) Robert E. Chappell (06) David B. Pudlin		[_]	[_]	[_]*
(03) Charles E. Mather III (07) M. Donald Wright
(04) Rebecca C. Matthias (08) Archie Craig MacKinlay

* To withhold authority to vote for any individual Nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) below:

		FOR	AGAINST	ABSTAIN

2A.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and Penn Series Funds, Inc., on behalf of the Fund, that would increase the management fee payable by the Fund to ICMI for its investment advisory services.	[_]	[_]	[_]

3A.	To approve an amendment to the investment advisory agreement between ICMI and Penn Series Funds, Inc., on behalf of the Fund, that would remove the Fund’s expense limitation provisions from the investment advisory agreement.	[_]	[_]	[_]

4A-1.	To approve amendments to the Fund’s fundamental policy regarding diversification.	[_]	[_]	[_]

4A-2.	To approve amendments to the Fund’s fundamental policy regarding investments in real estate.	[_]	[_]	[_]

4A-3.	To approve amendments to the Fund’s fundamental policy regarding investments in commodities.	[_]	[_]	[_]

4A-4.	To approve amendments to the Fund’s fundamental policy regarding lending and making loans.	[_]	[_]	[_]

4A-5.	To approve amendments to the Fund’s fundamental policy regarding borrowing.	[_]	[_]	[_]

4A-6.	To approve amendments to the Fund’s fundamental policy regarding underwriting.	[_]	[_]	[_]

4A-7.	To approve amendments to the Fund’s fundamental policy regarding senior securities.	[_]	[_]	[_]

4A-8.	To approve amendments to the Fund’s fundamental policy regarding industry concentration.	[_]	[_]	[_]

4B-1.	To approve reclassification of the Fund’s fundamental policy regarding investments in equity securities as a non-fundamental policy.	[_]	[_]	[_]

4B-2.	To approve reclassification of the Fund’s fundamental policy regarding investments in restricted or illiquid securities as a non-fundamental policy.	[_]	[_]	[_]

4B-3.	To approve reclassification of the Fund’s fundamental policy regarding purchases on margin and short sales as a non-fundamental policy.	[_]	[_]	[_]

		FOR	AGAINST	ABSTAIN

4B-4.	To approve reclassification of the Fund’s fundamental policy regarding investments in futures contracts as a non-fundamental policy.	[_]	[_]	[_]

4C-1.	To approve removal of the Fund’s fundamental policy regarding unseasoned issuers.	[_]	[_]	[_]

4C-2.	To approve removal of the Fund’s fundamental policy regarding investments in other investment companies.	[_]	[_]	[_]

4C-3.	To approve removal of the Fund’s fundamental policy regarding mortgaging and pledging of Fund assets.	[_]	[_]	[_]

4C-4.	To approve removal of the Fund’s fundamental policy regarding investments in securities issued by its investment adviser.	[_]	[_]	[_]

4C-5.	To approve removal of the Fund’s fundamental policy regarding principal transactions with officers and directors.	[_]	[_]	[_]

4C-6.	To approve removal of the Fund’s fundamental policy regarding allocation of brokerage business to the investment adviser.	[_]	[_]	[_]

4C-7.	To approve removal of the Fund’s fundamental policy regarding control of portfolio companies.	[_]	[_]	[_]

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET,

PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND

RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.

Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.

Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

[INSERT CONTROL NUMBER]

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE PENN SERIES FUNDS, INC.
DECEMBER 15, 2010, 1:00 PM EASTERN TIME
PROXY CARD

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Keith Huckerby and John Heiple, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders of the Penn Series Funds, Inc. to be held on December 15, 2010 at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania 19044 commencing at 1:00 p.m. Eastern Time and any adjournments thereof (the “Special Meeting”), and to vote all of the undersigned’s shares in the above-named Fund that the undersigned would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting and the Proxy Statement.

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Special Meeting, this proxy card grants discretionary power to said proxies to vote upon such other matter in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement.

Proxy Card must be signed and dated below:

Dated 2010

Signature(s) (if jointly held) (Sign in the Box)
Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each owner should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Please fill in the boxes as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

1. To elect a Board of Directors of the Company.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees:
(01) Eugene Bay (05) Eileen C. McDonnell
(02) Robert E. Chappell (06) David B. Pudlin		[_]	[_]	[_]*
(03) Charles E. Mather III (07) M. Donald Wright
(04) Rebecca C. Matthias (08) Archie Craig MacKinlay

* To withhold authority to vote for any individual Nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) below:

		FOR	AGAINST	ABSTAIN

2A.	To approve an amendment to the investment advisory agreement between Independence Capital Management, Inc. (“ICMI”) and the Company, on behalf of the Fund, that would increase the management fee payable by the Fund to ICMI for its investment advisory services.	[_]	[_]	[_]

3A.	To approve an amendment to the investment advisory agreement between ICMI and the Company, on behalf of the Fund, that would remove the Fund’s expense limitation provisions from the investment advisory agreement.	[_]	[_]	[_]

4A-1.	To approve amendments to the Fund’s fundamental policy regarding diversification.	[_]	[_]	[_]

4A-2.	To approve amendments to the Fund’s fundamental policy regarding investments in real estate.	[_]	[_]	[_]

4A-3.	To approve amendments to the Fund’s fundamental policy regarding investments in commodities.	[_]	[_]	[_]

4A-4.	To approve amendments to the Fund’s fundamental policy regarding lending and making loans.	[_]	[_]	[_]

4A-5.	To approve amendments to the Fund’s fundamental policy regarding borrowing.	[_]	[_]	[_]

4A-6.	To approve amendments to the Fund’s fundamental policy regarding underwriting.	[_]	[_]	[_]

4A-7.	To approve amendments to the Fund’s fundamental policy regarding senior securities.	[_]	[_]	[_]

4A-8.	To approve amendments to the Fund’s fundamental policy regarding industry concentration.	[_]	[_]	[_]

4B-1.	To approve reclassification of the Fund’s fundamental policy regarding investments in equity securities as a non-fundamental policy.	[_]	[_]	[_]

4B-2.	To approve reclassification of the Fund’s fundamental policy regarding investments in restricted or illiquid securities as a non-fundamental policy.	[_]	[_]	[_]

4B-3.	To approve reclassification of the Fund’s fundamental policy regarding purchases on margin and short sales as a non-fundamental policy.	[_]	[_]	[_]

		FOR	AGAINST	ABSTAIN

4B-4.	To approve reclassification of the Fund’s fundamental policy regarding investments in futures contracts as a non-fundamental policy.	[_]	[_]	[_]

4C-1.	To approve removal of the Fund’s fundamental policy regarding unseasoned issuers.	[_]	[_]	[_]

4C-2.	To approve removal of the Fund’s fundamental policy regarding investments in other investment companies.	[_]	[_]	[_]

4C-3.	To approve removal of the Fund’s fundamental policy regarding mortgaging and pledging of Fund assets.	[_]	[_]	[_]

4C-4.	To approve removal of the Fund’s fundamental policy regarding investments in securities issued by its investment adviser.	[_]	[_]	[_]

4C-5.	To approve removal of the Fund’s fundamental policy regarding principal transactions with officers and directors.	[_]	[_]	[_]

4C-6.	To approve removal of the Fund’s fundamental policy regarding allocation of brokerage business to the investment adviser.	[_]	[_]	[_]

4C-7.	To approve removal of the Fund’s fundamental policy regarding control of portfolio companies.	[_]	[_]	[_]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT

VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE

SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.